UNITED STATES
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I-Flow Corporation

(Name of Registrant as Specified In Its Charter)

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PROXY STATEMENT 2007 ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE 2001 EQUITY INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
GOVERNANCE PRINCIPLES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSON TRANSACTIONS, INDEMNIFICATION AND LEGAL PROCEEDINGS
AUDIT MATTERS
ADDITIONAL INFORMATION
Appendix A

I-FLOW CORPORATION
20202 Windrow Drive
Lake Forest, California 92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2007

Dear I-Flow Corporation Stockholder:

On Thursday, May 24, 2007, I-Flow Corporation will hold its annual meeting of stockholders at the Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626. The meeting will begin at 9:30 a.m. local time.

Only stockholders of record at the close of business on April 4, 2007 may vote at this meeting or any adjournments or postponements that may take place. At the meeting, our stockholders will consider the following actions:

1. To elect two Class II directors to the board of directors to serve until the 2010 annual meeting of stockholders and until their successors are duly elected and qualified.

2. To re-approve the material terms of the performance goals of the I-Flow Corporation 2001 Equity Incentive Plan.

3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

4. To attend to any other business properly presented at the meeting and any adjournments or postponements of the meeting.

The foregoing items of business are more fully described in the proxy statement that is attached to and a part of this notice. Our board of directors recommends that you vote FOR the two director nominees and FOR proposals 2 and 3.

By order of the board of directors,

Donald M. Earhart
Chairman of the Board of Directors,
President and Chief Executive Officer

Lake Forest, California
April 20, 2007

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. You may revoke your proxy at any time before it is voted at the annual meeting by submitting a written notice of revocation to our Corporate Secretary or by filing a duly executed proxy bearing a later date. Your proxy will not be voted if you are present at the annual meeting and choose to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

I-FLOW CORPORATION
20202 Windrow Drive
Lake Forest, California 92630

PROXY STATEMENT
2007 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

Your proxy is solicited by the board of directors of I-Flow Corporation for use at our 2007 annual meeting of stockholders to be held at 9:30 a.m. on Thursday, May 24, 2007, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and accompanying form of proxy will be first mailed to our stockholders on or about April 25, 2007. Our principal address is 20202 Windrow Drive, Lake Forest, California 92630. The annual meeting will be held at the Westin South Coast Plaza, 686 Anton Boulevard, Costa Mesa, California 92626.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies. We and our employees may solicit proxies in person or by telephone, facsimile, or cable. Our employees will not receive any additional compensation for such solicitation. We will request brokers and other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of our common stock, and we will reimburse them for the expenses incurred in so doing.

Record Date and Voting Rights

Only stockholders of record at the close of business on the record date, April 4, 2007, are entitled to notice of, and to vote at, the annual meeting. As of April 4, 2007, there were 24,213,576 shares of our common stock outstanding held by 295 stockholders of record and approximately 10,900 stockholders who do not hold shares in their own name. Shares of our common stock each have one vote per share. A majority of our common stock outstanding on the record date and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shares of our common stock with respect to which the holders are present in person at the annual meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at the annual meeting for the purpose of determining whether a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists.

In voting for directors, the two candidates receiving the highest number of votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. To be approved, Proposals 2 and 3 will require the affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the annual meeting. For Proposals 2 and 3, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

Proxies

Unless you otherwise direct in your proxy, each proxy will be voted FOR the election of the two director nominees named herein, FOR the re-approval of the material terms of the performance goals of the I-Flow Corporation 2001 Equity Incentive Plan, and FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. If you have appropriately directed how the proxy is to be voted, it will be voted according to your direction. You may revoke your proxy at any time before it is voted at the annual meeting by submitting a written notice of revocation to our Corporate Secretary or by timely filing a duly executed proxy bearing a later date. Your proxy will not be voted if you are present at the annual meeting and choose to vote the shares represented thereby in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from the record holder.

PROPOSAL 1

ELECTION OF DIRECTORS

Our certificate of incorporation provides for a board of directors that is divided into three classes. The terms for each class are three years, staggered over time. This year, the term of the directors in Class II expires. Accordingly, two directors will be elected at the annual meeting.

Our nominees for election as directors at the annual meeting set forth below are incumbent directors. These nominees have consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. Unless authority to vote for a nominee is withheld in a proxy, shares represented by proxies will be voted for all of the nominees. In the event that any nominee for director becomes unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee, if any, as the board of directors may propose. Proxies cannot be voted for more than two directors, the number of nominees herein.

Director Nominees

Each of the persons listed below is nominated for election to Class II of our board of directors, each to serve a three year term ending at the 2010 annual meeting and until their respective successors are elected and qualified. Our board of directors recommends that you vote FOR both of the nominees.

Joel S. Kanter, 50, has been a director since 1991. Mr. Kanter has been the President of Windy City, Inc., a privately held investment management firm, since 1986. He is also the former Managing Director of Investor’s Washington Service, a privately held Washington, D.C.-based service that provides advice to institutional clients regarding the impact of federal legislative and regulatory decisions on debt and equity markets. Mr. Kanter currently serves on the board of directors of the following public companies: Magna-Lab, Inc., a medical products company; Prospect Medical Holdings, Inc., a provider of management services to affiliated independent physician associations; Aquamatrix, Inc., a company that sells high tolerance hydrogels for medical products; and Echo Healthcare Acquisition Corp., a company formed for the purpose of acquiring one or more domestic or international operating businesses in the healthcare industry. Mr. Kanter also currently serves on the board of directors of the following privately held companies: Med Images, Inc., a provider of integrated documentation services to surgeons and hospitals through multimedia technology; David Braun Productions, Inc., a provider of children’s television programs; Prescient Medical, Inc., a medical technology company; Modigene, Inc. and Medgenics, Inc., Israel-based biotechnology companies; Systems Impact, Inc., a developer of educational products; United Plant Products, LLC, a manufacturer of organic fertilizer products; XLNT Veterinary Care, Inc., an owner and operator of veterinary clinics and hospitals; Minds Eye Entertainment, Inc., a Canadian film production company; Pacific Biosciences, Inc., a manufacturer of dermatological products sold under the Clarisonic brand name; Windy City, Inc., an investment management firm; and the Kanter Family Foundation, an Illinois not-for-profit corporation.

Erik H. Loudon, 68, has been a director since 1991. Since 1978, Mr. Loudon has been the Director of EHL Investment Services Limited, a privately held company in the British Virgin Islands that provides investment management services for private clients. Mr. Loudon currently serves on the board of directors of the following public investment funds: Blue Chip Selection Luxembourg; Emerge Capital Luxembourg; and Leaf Asset Management Luxembourg. From 1985 to 1989, he was also a director of Sarasin Investment Management, Ltd., a London subsidiary of Sarasin Bank, a private bank based in Switzerland.

Continuing Directors

Class III: Currently Serving Until the 2008 Annual Meeting

John H. Abeles, M.D., 62, has been a director since 1985. Dr. Abeles has been the President of MedVest, Inc., a privately held consulting and venture capital firm in the medical products industry, since before 1990. He currently serves on the board of directors of the following public companies: Molecular Diagnostics, Inc., a medical products company; DUSA Pharmaceuticals, Inc., a biopharmaceutical company; Oryx Technology, Inc., a technology development company; and CombiMatrix Corporation, a biotechnology company. He also serves on the board of directors of the following private companies: Alison Raffaele Cosmetics, Inc., a cosmetics company; OM Products

Corporation, a consumer products concern; GliaMed, Inc., a biotechnology research and development company; and ProMed Capital Group LLC, a private venture investment concern in Israel-based healthcare technology. Dr. Abeles is on the advisory board of: Prescient Medical, Inc., a privately held medical technology company; Modigene, Inc., an Israel-based biotechnology company; and Mercator Medical Corporation, a privately held medical technology company. He is also general partner of Northlea Partners, Ltd., a privately held family limited partnership.

Donald M. Earhart, 62, has been a director since 1990 and the chairman of our board of directors since March 1991. Mr. Earhart joined us as President and Chief Operating Officer in June 1990 and has been our Chief Executive Officer since July 1990. Mr. Earhart has over 30 years of experience in the medical products industry. Prior to joining us, from 1986 to 1990, Mr. Earhart was a corporate officer and the President of the Optical Division of Allergan, Inc. Before 1986, he was a corporate officer and Division President of Bausch and Lomb and was an operations manager of Abbott Laboratories. He has also served as an engineering consultant at Peat, Marwick, Mitchell & Co. and as an engineer with Eastman Kodak Company. Mr. Earhart holds a Bachelor of Engineering degree from Ohio State University and an M.B.A. from Roosevelt University.

Henry Tsutomu Tai, Ph.D., M.D., 64, was a director from 1985 to 1988 and has been a director continuously since 1990. Dr. Tai is the founder of I-Flow Corporation, although he has never been employed by the Company. Since 1977, he has been a practicing consultant in hematology and oncology. Dr. Tai holds a B.A. in Molecular Biology from Harvard University and a Ph.D. in Molecular Biology and an M.D. from the University of Southern California. From 1985 to 1988, Dr. Tai served as the chairman of our board of directors.

Class I: Currently Serving Until the 2009 Annual Meeting

James J. Dal Porto, 54, has been a director since 1996. Mr. Dal Porto joined us as Controller in October 1989 and was promoted to Treasurer in October 1990, to Vice President of Finance and Administration in March 1991, to Executive Vice President and Chief Financial Officer in March 1993, and to Chief Operating Officer in February 1994. Mr. Dal Porto was appointed Corporate Secretary in 2004. From 1984 to 1989, Mr. Dal Porto served as Financial Planning Manager and Manager of Property Accounting and Local Taxation at CalComp, a high technology manufacturing company. Mr. Dal Porto holds a B.S. in Economics from the University of California, Los Angeles and an M.B.A. from California State University, Northridge.

Jack H. Halperin, Esq., 60, has been a director since 1991. Mr. Halperin is a corporate and securities attorney who has been in private practice since 1988. He was a member of Solinger, Grosz & Goldwasser, P.C. from 1981 to 1987 and then a member of Bresler and Bab from 1987 to 1988. Mr. Halperin holds a B.A. degree from Columbia University and a J.D. degree from New York University Law School. From 1992 to 2004 he served on the board of directors of Memry Corporation, a publicly held manufacturer of components for medical devices.

PROPOSAL 2

RE-APPROVAL OF THE MATERIAL TERMS OF
THE PERFORMANCE GOALS OF THE 2001 EQUITY INCENTIVE PLAN

The Company is seeking to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the Company’s federal income tax deduction to $1,000,000 for compensation paid in a taxable year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is reported in the summary compensation table of the proxy statement. However, “performance-based compensation” is not subject to this deduction limit and is thus fully deductible if certain conditions are met. One of these conditions requires that a previously approved plan be re-approved by stockholders on a periodic basis (generally every five years).

Under the I-Flow Corporation 2001 Equity Incentive Plan, as amended and restated (the “2001 Plan”), the material terms of the performance goals consist of (i) the class of employees eligible to receive compensation under the 2001 Plan, (ii) the criteria on which the performance goals are based, and (iii) the maximum number of shares of the Company’s common stock, or the maximum value of any cash award, that can be awarded under the 2001 Plan to any participant during any calendar year. The proposal does not affect the amount of compensation to any individual; rather, it focuses only on the ability of the Company to deduct that compensation for tax purposes.

This proposal seeks to re-approve the performance goals that may be used by the Compensation Committee in administering the 2001 Plan. Consequently, the Company is seeking stockholder re-approval of the performance goals of the 2001 Plan so that compensation paid in accordance with the terms of the 2001 Plan continues to be deductible for federal income tax purposes to the extent it is “performance-based compensation.”

Class of Eligible Employees

All of our employees are eligible to receive awards under the 2001 Plan. Although Section 162(m) only limits deductibility of compensation paid to the five most highly paid executive officers, we may apply the performance goals to all senior officers in the event that any of them becomes one of the five most highly compensated during the time that they hold an award under the 2001 Plan.

Performance Criteria

Under the 2001 Plan, performance goals used in establishing programs and awards under the 2001 Plan may include the following performance criteria, individually, alternately or in any combination, applied to either the Company as a whole, a subsidiary or subsidiaries, or to a business unit:

cash flow;	income or net income;
earnings per share, including earnings before interest, taxes and amortization;	operating income or net operating income;
return on equity;	operating margin;
total stockholder return;	return on operating revenue; and/or
return on capital;	any similar performance criteria.
return on assets or net assets;

Maximum Shares Awarded or Cash Value

The maximum amount of cash payable as a “Performance Award” under the 2001 Plan, granted for any calendar year to any eligible person that is intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m) and the regulations thereunder, cannot exceed $2,000,000. The 2001 Plan also provides that no employee will be granted any awards with respect to more than 750,000 shares of common stock in any one calendar year; provided, however, that this limitation will not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations issued thereunder.

If stockholder approval of this proposal is not obtained, any grants we make under the 2001 Plan to our Chief Executive Officer and our two other most highly compensated executive officers shall not be fully deductible for federal tax purposes if, when added to his base salary and other payments that are not performance-based compensation for federal income tax purposes, such amounts exceed $1,000,000.

Summary of the 2001 Equity Incentive Plan

The above summary of the material terms of the performance goals of the 2001 Plan and the following summary of the 2001 Plan are qualified in their entirety by the terms of the I-Flow Corporation 2001 Equity Incentive Plan, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

Purpose.  The purpose of the 2001 Plan is to promote our and our stockholders’ interests by using investment interests in us to attract, retain and motivate our directors, management, employees and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

Administration, Amendment and Termination.  As long as we have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the administrator of the 2001 Plan will be the compensation committee of our board of directors, which shall be composed solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act who are also “Outside Directors” as defined in the regulations adopted under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The administrator has the power to:

•	select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

•	interpret the 2001 Plan and the rights of recipients of awards granted under the 2001 Plan;

•	discontinue, suspend or amend the 2001 Plan in any manner, subject to stockholder approval only where such approval is required by applicable law, rule or regulation; and

•	accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable.

The 2001 Plan, as amended from time to time, shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Plan prior to the date of such amendment, provided that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect an award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Plan until May 17, 2011.

Securities Subject to the 2001 Equity Incentive Plan.  A total of 7,750,000 shares of our common stock may be issued under the 2001 Plan, subject to adjustment under the 2001 Plan and applicable laws.

We may issue common stock under the 2001 Plan from:

•	authorized but unissued shares of common stock; or

•	previously issued shares of common stock that we reacquire, including shares purchased on the open market.

The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Plan, the number and kind of shares or other securities subject to the then outstanding awards and the price for each share or other unit of any other securities subject to the then outstanding awards if our common stock is affected by any of the following: merger; consolidation; sale or exchange of assets; recapitalization; reclassification; combination; stock dividend; stock split; reverse stock split; spin-off; or similar transaction.

For purposes of calculating the aggregate number of shares issued under the 2001 Plan, we will count only the number of shares actually issued upon exercise or settlement of an award and not returned to us upon expiration, termination or cancellation of any awards. If an award holder pays the exercise price or withholding taxes relating to an award with shares of our common stock, or if we withhold shares in satisfaction of the exercise price or withholding taxes payment, then we will reduce the number of shares of common stock available for issuance under the 2001 Plan by the gross number of shares issuable upon exercise of the award, disregarding whether (i) the optionee paid the exercise price or withholding taxes relating to an award with shares of our common stock, or (ii) we withheld shares in satisfaction of the exercise price or withholding taxes payment.

Awards Under the 2001 Equity Incentive Plan.  We may grant the following types of awards under the 2001 Plan:

• stock options;	• stock bonuses;
• performance awards;	• stock sales;
• restricted stock;	• phantom stock;
• stock appreciation rights;	• dividend equivalents; and/or
• stock payments;	• other stock-based benefits.

Stock options granted under the 2001 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. The aggregate fair market value of stock with respect to which any recipient’s incentive stock options first become exercisable during any calendar year (under all of our plans and those of any subsidiary corporation) may not exceed $100,000 (as determined on the date of grant), and may be further limited by other requirements in the Internal

Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

Eligibility.  Our directors, officers, employees, consultants and advisors, and those of our affiliated entities, are eligible to receive awards under the 2001 Plan. As of April 1, 2007, 523 persons were eligible for selection to receive awards under the 2001 Plan, consisting of: five non-employee directors; three executive officers (including two executive officers who are also directors) and 515 employees who are not executive officers.

Terms and Conditions of General Awards Under the 2001 Equity Incentive Plan.  The administrator will select the recipients of awards granted under the 2001 Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. If the 2001 Plan becomes a California Regulated Plan, the terms of any awards granted while the 2001 Plan is a California Regulated Plan must also comply with the California Commissioner’s guidelines for options granted to and shares purchased by employees, directors and consultants, as set forth in the California Securities Laws, unless and to the extent that any such compliance is waived by the California Commissioner.

Award Pricing.  The administrator will determine the exercise or purchase price of awards granted under the 2001 Plan. In addition, the exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of our common stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of our stock or of any subsidiary corporation.

Award Vesting and Term.  The administrator will determine the date or dates on which awards granted under the 2001 Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of our stock or of any subsidiary corporation.

Awards granted under the 2001 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder’s termination of employment or service only to the extent that the award had become exercisable on or before the date of termination. Furthermore, unless there is a specific agreement to the contrary or unless the terms of an option grant provide otherwise, stock options will generally expire and become unexercisable: (i) immediately upon termination of the recipient’s employment or service with us for just cause; (ii) 30 days after termination of the recipient’s employment with us for any reason other than just cause, death, permanent disability or normal retirement; or (iii) six months after termination of the recipient’s employment or service with us due to death, permanent disability or normal retirement. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment or service with us during which options may vest and be exercised.

Other Award Provisions.  The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

Award Payments.  A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. We may extend or arrange for the extension of credit to any award holder to finance the award holder’s purchase of shares upon exercise of the holder’s award on terms approved by the administrator, subject to restrictions under applicable laws and regulations (including the Sarbanes-Oxley Act of 2002), or allow exercise in a broker’s transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering shares of our common stock.

Nonassignability of Awards.  Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

Awards Documentation.  An agreement duly executed by us and a recipient, or a confirming memorandum issued by us to the recipient, setting forth such terms and conditions applicable to the award, evidence awards granted under the 2001 Plan.

Rights With Respect to Common Stock.  No recipient of an award under the 2001 Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless and until the award is duly exercised pursuant to the terms of the 2001 Plan and the shares of common stock are issued to the recipient upon exercise of the award.

Plan Provisions Regarding Changes in Control.  As of the effective time and date of any change in control, as defined in the 2001 Plan, the 2001 Plan and any of the then outstanding awards, whether or not vested, will automatically terminate unless:

•	provision is made in writing in connection with such transaction for the continuance of the 2001 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Plan and such outstanding awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

•	our board of directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including, without limitation, accelerating the vesting of outstanding awards or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

If no action is taken with respect to outstanding awards prior to the effective time of any change in control, and, as a result, awards under the plan are set to terminate by reason of the occurrence of a change in control, then any recipient holding outstanding awards shall have the right, immediately prior to the consummation of the change in control, to exercise the recipient’s awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

Tax Information

The following summary of certain federal income tax consequences of the receipt and exercise of awards we grant is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Plan will vary depending upon the specific facts and circumstances involved.

Incentive Stock Options.  Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).

If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue the shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

•	if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•	if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue the shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise.

In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, we are not entitled to any deduction.

Non-qualified Stock Options.  Our grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. Under recently enacted tax laws, the time for recognizing ordinary income may occur prior to exercise if the option’s exercise price is less than the fair market value of the underlying stock on the date the non-qualified stock option is granted or the non-qualified stock option is granted in tandem with a stock appreciation right. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.

Stock Appreciation Rights and Phantom Stock.  Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value we pay (whether in cash, stock or a combination thereof) under either arrangement on the date the holder receives payment. If we place a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. In addition, under recently enacted tax laws, the holder of a stock appreciation right with certain features may be required to recognize ordinary income on the date the stock appreciation right becomes exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

Stock Purchase Rights — Restricted Stock.  Under the 2001 Plan, we are authorized to grant rights to purchase our restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment or service relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits restricted stock (as a result of a repurchase) with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

Other Awards.  In addition to the types of awards described above, the 2001 Plan authorizes certain other awards that may include payments in cash, our common stock or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 of the Internal Revenue Code generally will be taxed under the rules applicable to restricted stock as described above.

Withholding.  In the event that an optionee or other recipient of an award under the 2001 Plan is our employee, we generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Plan.

Certain Additional Rules Applicable to Awards.  The terms of awards granted under the 2001 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such payment.

We generally are entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, as discussed above, under Section 162(m) of the Internal Revenue Code, our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to our Chief Executive Officer and each of our other four most highly compensated officers may be limited to $1,000,000 per person annually. Depending upon the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Plan may be included in the compensation subject to such deduction limitation.

Vote Required and Board Recommendation

For Proposal 2 to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting. Our board of directors recommends that you vote FOR Proposal 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2007. Deloitte & Touche LLP has served as our auditor since 1987. Representatives of Deloitte & Touche LLP are expected to be at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Reasons for the Proposal

Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the audit committee of our board of directors is seeking ratification of its selection of Deloitte & Touche LLP from our stockholders as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the audit committee of the board of directors will reconsider its selection of Deloitte & Touche LLP and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the audit committee of our board of directors, in its sole discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required and Board Recommendation

For Proposal 3 to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting. Our board of directors recommends that you vote FOR Proposal 3.

GOVERNANCE PRINCIPLES

Board Committees, Meetings and Related Matters

Our board of directors has three standing committees: an audit committee, a compensation committee, and a corporate governance and nominating committee. All directors serving on these committees have been determined by our board of directors to be “independent.” The committees operate under written charters that we have adopted, and which are available for viewing by accessing our website at www.iflo.com, then “Investor Relations,” then “Corporate Governance.”

The table below provides 2006 membership and meeting information for each of the Board Committees.

					Corporate
					Governance &
Name	Audit		Compensation		Nominating

Dr. Abeles	X		X		X
Mr. Halperin(3)	X	(2)	X		X	(1)
Mr. Kanter	X	(1)(2)	X		X
Mr. Loudon			X		X
Dr. Tai			X	(1)	X
2006 Meetings	6		8		2

(1)	Committee chairman

(2)	Audit committee financial expert

(3)	Lead independent director

During our fiscal year ended December 31, 2006, our board of directors met 11 times, seven of which meetings were telephonic. All directors attended at least 75% of the aggregate total of (i) board meetings and (ii) meetings of the committees on which they served.

Our board of directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The 2006 annual meeting of stockholders was attended by all of our incumbent directors.

Director Independence

Our board of directors has affirmatively determined that Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai are “independent” within the meaning of the Nasdaq Marketplace Rule 4200(a)(15). During this review, the board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. As provided in our Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Neither Mr. Earhart nor Mr. Dal Porto were deemed to be “independent” because each is an executive officer.

Audit Committee

It is the responsibility of the audit committee to oversee our accounting and financial reporting processes and the audits of our financial statements. In addition, the audit committee assists the board of directors in its oversight of our compliance with legal and regulatory requirements. The specific duties of the audit committee include: monitoring the integrity of our financial process and systems of internal controls regarding finance; accounting and legal compliance; selecting our independent registered public accounting firm; monitoring the independence and performance of our independent registered public accounting firm; providing an avenue of communication among the independent registered public accounting firm, our management and our board of directors; and annually evaluating the performance of the committee and the adequacy of the committee’s charter. The audit committee has the authority to conduct any investigation that it deems appropriate to fulfill its responsibilities, and it has direct access to all of our employees and to the independent registered public accounting firm. The audit committee also has the ability to retain, at our expense and without further approval of the board of directors, special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

The audit committee met six times during 2006, and otherwise accomplished its business without formal meetings. The current members of the audit committee are Dr. Abeles, Mr. Halperin and Mr. Kanter. Mr. Kanter is the chairman of the audit committee. Our board of directors has determined that each of Dr. Abeles, Mr. Halperin and Mr. Kanter is “independent” within the meaning of the enhanced director independence standards contained in Nasdaq Marketplace Rule 4350(d) and the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”) that relate specifically to members of audit committees. Our board of directors has also determined that Mr. Halperin and Mr. Kanter each qualify as an “audit committee financial expert,” as that term is used in Item 407(d)(5) of Regulation S-K. The “Report of the Audit Committee” is included in this proxy statement on page 32.

Compensation Committee

It is the responsibility of the compensation committee to assist the board of directors in the discharge of the board of directors’ responsibilities regarding the compensation of our employees and directors. The specific duties of the compensation committee include: making recommendations to the board of directors regarding the corporate goals and objectives relevant to executive compensation; evaluating our executive officers’ performance in light of such goals and objectives; recommending compensation levels to the board of directors based upon such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; making recommendations to the board of directors regarding our overall compensation structure, policies and programs; and annually evaluating the adequacy of the committee’s charter. Additional information on the committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below.

The compensation committee met eight times in 2006, and otherwise accomplished its business without formal meetings. The current members of the compensation committee are Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai. Dr. Tai is the chairman of the compensation committee. The “Report of the Compensation Committee” is included in this proxy statement on page 20.

Corporate Governance and Nominating Committee

It is the responsibility of the corporate governance and nominating committee: to identify qualified individuals to become board members; to consider and make recommendations to the board regarding the composition of the board of directors, its committees and the chairpersons thereof; and to monitor and assess the effectiveness of the board of directors and its committees. The specific duties of the corporate governance and nominating committee include: identifying, screening and recommending to the board of directors candidates for election to the board of directors; evaluating director candidates recommended by our stockholders; monitoring the independence of current directors and nominees; and annually evaluating the performance of the committee and the adequacy of the committee’s charter.

The corporate governance and nominating committee met two times in 2006. Each of our non-employee directors (Dr. Abeles, Mr. Halperin, Mr. Kanter, Mr. Loudon and Dr. Tai) is a member of the corporate governance and nominating committee. Mr. Halperin is the chairman of the corporate governance and nominating committee.

Meetings of Non-Management Directors

The non-management members of the board of directors regularly meet without any members of management present during scheduled executive sessions of meetings of the board of directors.

Lead Independent Director

Our Corporate Governance Guidelines provide for the designation of a “Lead Independent Director.” The Lead Independent Director is elected annually by the independent directors and is responsible for setting the agenda for and presiding over the executive sessions of the independent directors, consulting with the Chairman regarding board meeting agendas, schedules and information flow and any other functions that may be specified to the position. Our Lead Independent Director is currently Mr. Halperin.

Code of Conduct

We have adopted a code of conduct that describes the ethical and legal responsibilities of all of our employees and, to the extent applicable, members of our board of directors. This code includes, but is not limited to, the requirements of the Sarbanes-Oxley Act of 2002 pertaining to codes of ethics for chief executives and senior financial and accounting officers. Our board of directors periodically reviews and approves this code. Our employees agree in writing to comply with the code at commencement of employment and periodically thereafter. Our employees are encouraged to report suspected violations of the code through various means, including through the use of an anonymous toll-free telephone hotline. Our updated code of conduct can be viewed on our website by accessing www.iflo.com, then “Investor Relations,” then “Corporate Governance,” then “Code of Business Conduct and Ethics Policy.” If we make substantive amendments to the code or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website and/or in a report on Form 8-K in accordance with applicable rules and regulations.

Communications with the Board of Directors

Our stockholders may communicate with our board of directors, a committee of the board of directors or a director by sending a letter addressed to the board of directors, a committee or a director c/o Corporate Secretary, I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630. All communications will be compiled by the Corporate Secretary and forwarded to the board of directors, the committee or the director accordingly.

Director Nominations

The corporate governance and nominating committee regularly assesses the appropriate size of the board of directors, and whether any vacancies on the board of directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons. Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then-current constitution of the board of directors and will consider a variety of other factors, including the prospective nominee’s business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective board of directors. The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The committee does not evaluate stockholder nominees differently than any other nominee.

Pursuant to procedures set forth in our bylaws, our corporate governance and nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below on page 33 under the heading “Stockholder Proposals.” To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are detailed in our bylaws, which were attached as an exhibit to our Current Report on Form 8-K filed on August 3, 2001. A copy of our bylaws will be provided upon written request to our Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between us and other entities involving our executive officers and directors who serve as executive officers or directors of such other entities. During the last completed fiscal year, no member of the compensation committee was employed by us as an officer or employee.

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines to assist the board in the exercise of its responsibilities and to promote more effective functioning of the board and its committees. The guidelines provide details on matters such as board membership criteria; selection of director candidates, including the Chairman of the Board and Lead Independent Director; board leadership development; director independence and executive sessions of independent directors; committee matters; board self-evaluation; board orientation and continuing education; and succession planning.

Our Corporate Governance Guidelines are available for viewing by accessing our website at www.iflo.com, then “Investor Relations,” then “Corporate Governance.”

Director Compensation

Cash Compensation.  We compensate our non-employee directors for attending meetings of the board of directors, and we reimburse all directors for expenses incurred in traveling to board meetings. During 2006, each non-employee director received $1,000 for each board or committee meeting attended in person and $500 for each board or committee meeting attended telephonically. Effective February 22, 2007, each non-employee director receives $1,200 for each board or committee meeting attended in person, $600 for all telephonic meeting of less than 45 minutes duration and $1,200 for all telephonic meetings of 45 minutes or more duration. In addition to meeting attendance fees, we pay each non-employee director a $4,000 quarterly retainer. During 2006, we also paid the chairman of the audit committee and Lead Independent Director an annual retainer of $10,000 each and the chairman of the compensation committee an annual retainer of $5,000. During 2007, the annual retainer to the chairman of the compensation committee is $10,000. These annual retainers are in addition to the non-employee director quarterly retainer. In 2006, the total amount of such fees paid to non-employee directors was $192,000.

The table below shows the cash amounts paid to each non-employee director for his service in 2006.

			Committee
			Chair/Lead			Total
	Board	Board	Independent		Committee	Amounts
Director	Retainer Fees	Meeting Fees	Director Fees		Meeting Fees	Paid

Dr. Abeles	$16,000	$7,500	$—		$10,000	$33,500
Mr. Halperin	16,000	7,500	10,000	(1)	14,000	47,500
Mr. Kanter	16,000	7,000	10,000	(2)	8,000	41,000
Mr. Loudon	16,000	7,500	—		9,000	32,500
Dr. Tai	16,000	7,500	5,000	(3)	9,000	37,500

(1)	Lead Independent Director

(2)	Chairman of the Audit Committee

(3)	Chairman of the Compensation Committee

Equity Compensation.  Directors are also eligible to receive stock options, restricted stock and other stock-based awards pursuant to the I-Flow Corporation 2001 Equity Incentive Plan. Following the approval of proposals considered at the 2002 annual meeting of stockholders, the board of directors terminated the 1992 Non-Employee Director Stock Option Plan, and instead of the pre-determined annual grants under the 1992 Director Plan, each non-employee director is eligible to receive grants of stock options and other stock-based awards at the discretion of the board of directors.

Following a review of our director compensation practices, the compensation committee of the board of directors recommended that the board of directors replace annual grants of stock options to non-employee directors with annual grants of restricted stock. On January 2, 2006, upon the recommendation of the compensation committee, we granted 5,000 shares of restricted common stock to each of our non-employee directors. The shares of restricted stock vested and all restrictions on transfer lapsed on the earlier of the first anniversary of the date of grant or a change in control. During 2006, we granted an aggregate of 25,000 shares of restricted stock to our non-employee directors.

On February 22, 2007, upon the recommendation of the compensation committee, we granted 5,000 shares of restricted stock to each of our non-employee directors. The shares of restricted stock will vest and all restrictions on transfer will lapse on the earlier of the first anniversary of the date of grant or a change in control.

The following table shows 2006 compensation for our non-employee directors.

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or			Incentive Plan	Compensation	All Other
	Paid in Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)	($)

Dr. Abeles	33,500	72,699					106,199
Mr. Halperin	47,500	72,699					120,199
Mr. Kanter	41,000	72,699					113,699
Mr. Loudon	32,500	72,699					105,199
Dr. Tai	37,500	72,699					110,199

(1)	Represents amount of cash compensation earned in 2006 for Board and committee service.

(2)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of restricted stock awards granted in 2006, in accordance with SFAS 123(R). The fair value of restricted stock awards is calculated based on the closing price of the Company’s common stock on the date of grant. There can be no assurance that the SFAS 123(R) amounts will ever be realized by the named directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis (“CD&A”)

Overview

Our executive compensation program is designed to attract, retain and motivate high quality employees who have the ability to produce strong business results and further the long-term success of the Company. The independent directors of our board of directors, all of whom are compensation committee members, are responsible for overseeing our executive compensation program. In order to motivate our executive officers and to achieve long-term stockholder value, the Company maintains an equity and cash incentive program, and the board utilizes this program as a significant part of total compensation for the executive officers. Currently, our executive officers are Donald M. Earhart, our President and Chief Executive Officer; James J. Dal Porto, our Executive Vice President, Chief Operating Officer and Corporate Secretary; and James R. Talevich, our Chief Financial Officer. For purposes of this CD&A, the reference to the “board” refers to the independent directors of our board of directors.

Our executive compensation program is specifically designed to accomplish the following objectives:

•	to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees who are necessary to achieve our success and who provide continuity to management of the Company;

•	to tie individual total compensation to both the individual’s and the Company’s performance; and

•	to align the interests of our executive officers with those of our stockholders.

We face significant challenges in the coming years and will rely heavily upon our chief executive officer and other executive officers for leadership, strategic direction and operational effectiveness. Our long-term goals include increasing the awareness of our products, educating surgeons, hospitals and patients as to the clinical and financial benefits of our products, achieving the adoption of our products as a standard of care for the treatment of post-surgical pain, and significantly growing revenues and stockholder value. Our chief executive officer has ultimate responsibility for these goals as part of maximizing our stockholders’ returns, and the compensation committee believes that our stockholders are best served if our chief executive officer and other executive officers have significant incentives to meet these expectations.

Due to the Company’s smaller size in earlier years and the desire to minimize overhead expenses, our management structure is such that each of our executive officers has more responsibilities as compared to executive officers at most other relatively similar companies. This “lean” organizational structure and the corresponding additional responsibilities that our executive officers have is taken into consideration by the board and compensation committee when analyzing and determining the appropriate levels of their compensation.

As described in more detail below, our executive compensation program uses a combination of fixed (base salary) and variable (performance incentive plans) elements. The following are the specific elements of compensation that are intended to achieve the objectives described above: (1) base salary, (2) annual short-term cash and equity incentive bonuses based on the performance of the Company and the individual, (3) benefits and perquisites, and (4) post-employment benefits. The board and compensation committee do not have any pre-established policies with respect to the allocation of base salary and incentive payments. Rather, the board and compensation committee undertake an annual evaluation of how to allocate the total compensation value between base salary and incentive payments that takes into account factors such as current competitive practices, projected compensation trends and the strategic needs and direction of the business.

Role of the Board and Compensation Committee

With the assistance of the compensation committee, the board is responsible for establishing executive compensation, including the following:

•	determining the Company’s compensation philosophy, objectives and policies;

•	reviewing and approving all elements and amounts of compensation and benefits provided to the Company’s executive officers; and

•	annually evaluating the performance of the chief executive officer.

In assisting the board with discharging its duties relating to executive compensation, the compensation committee is responsible for the following:

•	making recommendations to the board regarding the corporate goals and objectives relevant to the chief executive officer’s compensation, evaluating the chief executive officer’s performance in light of such goals and objectives, and recommending the chief executive officer’s compensation elements and amounts to the board based on such evaluation. The chief executive officer may not be present during the compensation committee’s voting and deliberations regarding his compensation;

•	making recommendations to the board regarding the corporate goals and objectives relevant to executive officer compensation (other than the chief executive officer), evaluating such executive officers’ performance in light of such goals and objectives, and recommending the executive officers’ compensation elements and amounts to the board based on this evaluation;

•	reviewing at least annually director compensation and benefits and, if necessary, making recommendations to the board regarding changes in director compensation;

•	administering the Company’s incentive compensation plans, including its equity-based incentive plans;

•	examining and making recommendations to the board with respect to the Company’s overall compensation structure, policies, and programs, including, without limitation, salary, incentive, stock, deferred, retirement, and health benefits, and assessing whether such programs establish appropriate and adequate incentives;

•	making recommendations to the board regarding the creation, amendment, modification, and termination of the Company’s compensation and employee benefit plans;

•	annually evaluating the adequacy of the compensation committee’s charter and recommending changes to the board as necessary; and

•	performing such other duties and responsibilities as are consistent with the purpose of the compensation committee and as the board or the compensation committee may deem appropriate.

The compensation committee is composed of five members, each of whom is an independent director as defined by applicable Nasdaq requirements. Each year, the compensation committee reviews compensation matters and makes recommendations to the board as to the matters listed above. The compensation committee meets at least three times per year at in-person meetings and as needed from time to time at additional meetings, including telephonic meetings. As noted earlier, the board ultimately makes compensation decisions. However, because the compensation committee is currently comprised of all five independent directors of the board, compensation matters are decided by the same persons at both the board and committee levels.

From time to time, the compensation committee retains a compensation consultant to advise the compensation committee with respect to benchmarking data, input on best practices and other developments in executive compensation, and to otherwise assist the compensation committee with its duties. In 2006, the compensation committee engaged WNB Consulting LLC (the “Consultant”). The Consultant, which has been retained by the compensation committee each year since 2004, reports directly to, and is retained directly by, the compensation committee. The Consultant attends most of the meetings, either in person or by telephone, of the compensation committee. In consultation with the Consultant, the compensation committee considers the reasonableness of the compensation paid to and incentives established for the executive officers. In conducting such evaluation, the compensation committee reviews and considers information provided by the Consultant regarding industry compensation practices and developments and comparative data that aids the compensation committee in evaluating executive compensation levels. In 2006, the Consultant assisted the compensation committee in establishing base salaries for each of the executive officers and determining the structure of the Corporate Officer Incentive Plan (discussed below) for the 2006 fiscal year, including the performance objectives.

The compensation committee reviews the competitiveness of each executive officer’s base salary, total annual cash compensation and the present value of the expected future value of equity compensation as compared to multiple sources of compensation information, including proxy statements and established compensation surveys, which either do not identify specific companies or are based on a large number of companies. The compensation committee does not compare against, and the Consultant does not present, compensation information as to any specific company. In presenting this general comparative information to the compensation committee, the Consultant researches and analyzes data for similarly situated executive officers at similar-sized companies in the life sciences industry, and more specifically the medical devices industry. Further, when conducting the analysis of proxy statements, the Consultant includes the companies that are followed by the analysts who also follow I-Flow in the collection of information that is presented to the compensation committee. Because of the Company’s business challenges and growth opportunities and the highly competitive market for high quality, experienced executive talent, the compensation committee considers a competitive position for total cash compensation for the Company’s executive officers to be the average of the competitive data information. The compensation committee considers this average position for its experienced executives to be appropriate for individual and Company performance that has met specific goals and objectives. For performance that exceeds the specific goals and objectives, the compensation committee believes that it is appropriate for total cash compensation to be higher than the average in the relevant marketplaces. For performance that is below the specific goals and objectives, the compensation committee believes that it is appropriate for total annual cash compensation to be below the average in the relevant marketplaces.

Similarly, for equity compensation, the compensation committee considers the average of the relevant marketplaces for equity incentives to be the appropriate position for the value of the annual grants of equity to the executives of I-Flow. The compensation committee considers the potential increase in the value of an equity grant from the grant date forward that results from an increase in the market price of I-Flow stock to align the executives’ interests with those of the Company’s stockholders.

While the compensation committee discusses with the chief executive officer his own compensation package, the board and compensation committee ultimately make decisions regarding the chief executive officer’s package based on the board’s and committee’s separate deliberations, with input from the Consultant. The chief executive officer provides input to the compensation committee with respect to decisions regarding our chief operating officer’s and chief financial officer’s compensation. As in the case of the chief executive officer, compensation decisions regarding our chief operating officer and chief financial officer are ultimately made by the board and committee based on their separate deliberations, with input from the Consultant.

Elements of Compensation

Base Salary

The board, upon the recommendation of the compensation committee, establishes base salaries for our executive officers at levels that are competitive with base salary compensation that is paid to executive officers of similarly situated companies, and not significantly below cash compensation available to our key executives through alternative employment at peer or other companies for which our executive officers’ experience would be valuable. Base salary levels are reviewed annually by the board and compensation committee and may be adjusted based on factors such as the performance of the Company, the scope of the executive officer’s responsibilities, the performance of the executive officer during the prior fiscal year, the executive officer’s experience and the competitive marketplace. The board and the compensation committee evaluate base salary levels together with other components of the executive officer’s compensation in determining the executive officer’s total compensation and whether such total compensation is consistent with the objectives of the Company’s compensation program. The board and compensation committee consider whether the base salary levels are reasonable in years where there may not be any incentive payments under the Corporate Officer Incentive Plan. In determining base salaries, the board and the compensation committee also consider and evaluate data provided by various surveys and data sources that are provided by the Consultant, which, based on such surveys, recommends a range for base salaries. These surveys, which generally have different focuses with respect to the subject companies, include companies in the life sciences industry and durable and non-durable goods manufacturers.

For 2006, Mr. Earhart’s base salary remained unchanged from 2005 at $434,199. Mr. Dal Porto’s base salary remained unchanged from 2005 at $274,116, and Mr. Talevich’s base salary remained unchanged from 2005 at $225,000.

Bonus — Corporate Officer Incentive Plan

In order to motivate our executive officers to meet certain annually specified performance objectives, we have established the Corporate Officer Incentive Plan (the “COIP”). The COIP is a performance-based program that has both short-term and longer-term incentive components in which our chief executive officer, chief operating officer and chief financial officer participate. The COIP focuses these executive officers on achieving key financial and strategic objectives that are expected to lead to the creation of value for our stockholders and to provide the executive officers with an opportunity to earn cash bonuses and stock-based awards that are tied to the Company’s performance. The structure and terms of the COIP are reviewed annually and approved early in the fiscal year by the board (with the executives on the board not voting), based on recommendations by the compensation committee. The COIP incorporates predetermined performance goals and target awards on an annual basis and sets forth threshold, target and maximum levels of performance and amounts. The Company’s performance is compared to the goals and that result determines the aggregate achievement percentage used to calculate the bonus pool for cash bonuses and stock-based awards, if any, for the year. In recent years, the COIP has been an important component of our executive compensation program and has accounted for a significant portion of the actual compensation earned by our executive officers. The emphasis on short-term goals is based on the competitive marketplace practices for short-term cash incentives that focus on the importance of delivering quarterly and annual results to the financial marketplace.

In addition to short-term annual cash compensation, the COIP provides for longer-term compensation in the form of equity grants. Prior to 2005, equity grants under the COIP were generally made using stock options issued under the Company’s 2001 Equity Incentive Plan (the “2001 Plan”). Subsequent to the issuance of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS 123(R)”), the compensation committee re-evaluated whether equity grants under the COIP should consist of options or whether another form of equity grant was more appropriate in motivating the executive officers, was more cost effective because of the methodology of determining compensation expense for equity awards under SFAS 123(R) and allowed for managing dilution resulting from the grant of equity awards. The compensation committee determined that granting restricted stock under the COIP (issued under the 2001 Plan) was preferable to granting options because of a more direct linkage to stockholders by virtue of the executive officers directly holding stock as well as the possibility of fewer shares being issued for dilution purposes. The restricted stock provides for longer-term incentive compensation due to vesting requirements under the COIP. In addition, the executive officers have the ability to defer cash incentive bonuses awarded under the COIP into restricted stock, which are also subject to vesting requirements. With respect to the restricted stock that was issued to the executive officers based on performance in 2006, the restricted stock vests 50% on each of the first two anniversaries of the date of grant. Accordingly, due to the vesting requirements associated with restricted stock awarded under the COIP, our executive officers are provided with performance incentives on a longer-term basis. In determining the allocation of awards under the COIP from the cash and equity pool, the compensation committee focuses on the contributions made by the executive team to our performance. The compensation committee believes that such a retrospective analysis is most appropriate and practicable for our Company, which experiences numerous changes and operates in an uncertain environment and without the same types of standard measures of performance that are available to more seasoned companies.

Payments under the 2006 Corporate Officer Incentive Plan

On February 23, 2006, the compensation committee established the following performance criteria for the 2006 Corporate Officer Incentive Plan (the “2006 COIP”) pursuant to which our executive officers could earn cash bonuses and equity awards: (i) total revenue and (ii) profitability. The overall goal achievement percentage was the sum of (i) the accomplishment percentage of each performance target times (ii) the weighting for each objective. Thus, if one or more targets was exceeded, the overall goal achievement percentage could be greater than 100%. All financial targets were considered to be plus or minus 1% of the absolute number. In order to provide flexibility to management to operate and grow the Company, awards could be adjusted for any major, strategic business events during the year; provided, however, that any adjustment must be approved by the compensation committee and the board. The allocation of the aggregate awards among the officers was determined by the compensation committee and the board based on their assessment of the contributions of each officer.

In order to receive an award under the plan, a minimum aggregate performance level of 85% was required. All cash and equity bonuses were capped at a maximum of 120% of the amounts that would be earned for an aggregate performance level of 100%. At an overall goal achievement percentage of 100%, the cash bonus award for the executive officers combined was an aggregate of $1,575,000, and the equity bonus award for the executive officers combined was an aggregate of 100,000 shares of restricted stock. For amounts earned above or below the 100% performance level, the exact amount was to be determined on a straight-line basis. All equity awards were to be in the form of restricted stock granted pursuant to the 2001 Plan. The restrictions on the restricted stock would lapse and the shares would vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. To be eligible for cash or equity awards under the plan, all employees were required to be on the Company’s payroll through the date of payment of the cash bonus.

After the completion of the 2006 fiscal year, the compensation committee reviewed the executive officers’ and the Company’s performance in light of the performance goals set forth in the 2006 COIP. On February 22, 2007, the board approved the following payouts under the 2006 COIP:

Donald M. Earhart:  As a result of his and the Company’s performance in fiscal year 2006, the compensation committee recommended, and the board determined, that Mr. Earhart was entitled to receive a bonus of $912,516 in cash and 57,937 shares of restricted stock.

James J. Dal Porto:  As a result of his and the Company’s performance in fiscal year 2006, the compensation committee recommended, and the board determined, that Mr. Dal Porto was entitled to receive a bonus of $608,344 in cash and 38,625 shares of restricted stock.

James R. Talevich:  As a result of his and the Company’s performance in fiscal year 2006, the compensation committee recommended, and the board determined, that Mr. Talevich was entitled to receive a bonus of $304,172 in cash and 19,313 shares of restricted stock.

Stock Ownership Guidelines

The board of directors has adopted share ownership guidelines to align the interests of the board of directors and senior management with those of our stockholders. Directors, executives and other specified officers are required to retain and hold 50% of the shares that they acquire from any equity incentive award granted on or after January 2, 2006 (after subtracting shares sold to pay for option exercise costs, and relevant federal and state taxes which are assumed to be at the highest marginal tax rates) unless, at the time of receipt of the shares, the award holder owns shares (excluding unexercised stock options and unvested stock grants) with a value at or in excess of the following share ownership guidelines: (i) officers and key employees, including the chief executive officer, chief financial officer and chief operating officer — two times then-current annual base salary; and (ii) outside directors — two times then-current annual retainer (excluding supplemental retainers for committee chair service or service as Lead Independent Director). Award holders subject to the share ownership guidelines have until January 2, 2011 to satisfy the share retention rules above. Award holders who become subject to the guidelines after the initial adoption of the policy will have five years to satisfy the share retention requirements. The stock ownership requirements may be waived by the board in rare instances where compliance would create severe hardship or prevent an employee or director from complying with a court order. Employees and directors who fail to achieve their ownership target by the relevant deadline, or to maintain their ownership target following initial achievement, will become ineligible to receive incentive awards under our equity incentive plans until such time as they meet, or, as the case may be, again meet the ownership target.

Employment and Change In Control Agreements

We have entered into employment and change in control agreements with each of our executive officers. Specific information regarding these agreements is provided under the headings “Employment Agreements” and “Change In Control Agreements” below.

Stock Option Grant Practices

While we do not currently grant stock options to our executive officers, we have previously used stock options as part of our overall compensation program and may do so in the future. Awards of options are approved by the board or the compensation committee. It is the general policy of the Company that the grant of any stock options to eligible employees occurs without regard to the timing of the release of material, non-public information. Under the Company’s 2001 Equity Incentive Plan, the exercise price of options is determined by the plan administrator, and options may generally be granted at an exercise price that is greater than or less than the fair market value (as defined in the 2001 Equity Incentive Plan) of the common stock at the date of grant.

Perquisites and Other Benefits

Our executive officers receive perquisites under the current executive compensation program. In particular, as disclosed under “Perquisites,” each of our executive officers receives supplemental life and health insurance and reimbursement of auto and gas expenses. Our executive officers also participate in the same benefit programs that are available to our other employees, including medical, dental and employee benefit plans, on the same terms as other employees.

* * * * * * *

Report of the Compensation Committee

The compensation committee of the board of directors has reviewed the Compensation Discussion and Analysis (the “CD&A”) and discussed the CD&A with management. Based on its review and discussions with management, the compensation committee recommended to the board of directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

COMPENSATION COMMITTEE

Henry Tsutomu Tai, Ph.D., M.D., Chairman
John H. Abeles, M.D.
Jack H. Halperin, Esq.
Joel S. Kanter
Erik H. Loudon

Executive Compensation Tables

2006 Fiscal Year Summary Compensation Table

The following table sets forth the compensation paid during the last fiscal year to our chief executive officer, chief financial officer and our other most highly compensated executive officers who were serving as our executive officers at the end of the fiscal year ended December 31, 2006 (collectively, the “named executive officers”).

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)	($)(2)	($)(2)	($)(3)	($)(4)	($)

Donald M. Earhart	2006	437,682	—	869,027	48,098	912,516	104,361	2,371,684
Chief Executive Officer
James R. Talevich	2006	217,600	—	256,571	8,336	304,172	31,330	818,009
Chief Financial Officer
James J. Dal Porto	2006	277,599	—	513,140	13,151	608,343	82,911	1,495,145
Chief Operating Officer

(1)	Actual amounts paid vary slightly from our named executive officers’ base salaries due to the timing of payments (currently, every two weeks), which can result in total payments in one year that do not equal our named executive officers’ base salaries.

(2)	The value reported in the Stock Awards and Option Awards columns for each named executive officer is the aggregate cost recognized in the Company’s financial statements for such awards for fiscal year 2006, as well as for awards granted in prior years. The costs for awards made during fiscal year 2006 are determined in accordance with SFAS 123(R)and, under SEC rules, disregard adjustments for forfeiture assumptions. The costs for awards made prior to fiscal year 2006 are determined in accordance with the modified prospective transition method under SFAS 123(R). The assumptions for the valuation determinations are provided in Note 1 to our financial statements contained in the Form 10-K for the year ended December 31, 2006.

(3)	During fiscal year 2006, the named executive officers earned cash bonuses under the 2006 COIP, which are included in this column. The bonuses were paid in February 2007.

(4)	The amounts reported in the All Other Compensation column include automobile allowances for Mssrs. Earhart, Talevich and Dal Porto in the amounts of $23,483, $12,600 and $23,483, respectively, our matching contributions to the I-Flow Corporation Retirement Savings Plan for Mssrs. Earhart, Talevich and Dal Porto in the amounts of $5,407, $3,104, and $5,444, respectively, and amounts paid to Mssrs. Earhart and Dal Porto for unused vacation in the amounts of $30,570 and $26,358, respectively.

2006 Fiscal Year Perquisites Table

The following table sets forth certain of the perquisites provided to named executive officers during 2006. The amounts below are all included in the “All Other Compensation” column of the Summary Compensation Table.

		Auto and Gas		Supplemental Life
Name	Year	Expenses ($)	Healthcare ($)	Insurance ($)

Donald M. Earhart	2006	6,122	4,265	34,514
James R. Talevich	2006	2,942	7,506	5,178
James J. Dal Porto	2006	3,404	7,066	17,156

Grants of Plan-Based Awards in 2006

The following table provides information about equity and non-equity awards granted to the named executive officers in 2006. There can be no assurance that the Grant Date Fair Value of Stock Awards will ever be realized. The amount of the stock awards that were granted and expensed in 2006 is shown in the Summary Compensation Table above.

									All
									Other	Grant
									Stock	Date
									Awards:	Fair
			Estimated Future Payouts Under						Number of	Value of
			Non-Equity Incentive Plan			Estimated Future Payouts Under			Shares of	Stock
		Board	Awards(1)			Equity Incentive Plan Awards(2)			Stock or	and
	Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Option
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	Awards ($)(4)

Donald M. Earhart	2/23/06	2/23/06							100,000	1,385,000
	2/23/06	2/23/06							86,101	1,192,499
	2/23/06	2/23/06							75,000	1,038,750
	N/A	2/23/06	669,375	787,500	945,000	42,500	50,000	60,000		692,500
James R. Talevich	2/23/06	2/23/06							33,333	461,662
	2/23/06	2/23/06							20,277	280,836
	2/23/06	2/23/06							25,000	346,250
	N/A	2/23/06	223,125	262,125	315,000	14,167	16,667	20,000		230,838
James J. Dal Porto	2/23/06	2/23/06							66,667	923,338
	2/23/06	2/23/06							40,553	561,659
	2/23/06	2/23/06							50,000	692,500
	N/A	2/23/06	446,250	525,250	630,000	28,333	33,333	40,000		461,662

(1)	Represents the potential value of the payout for each named executive officer under the 2006 COIP as approved by the independent directors of the board of directors on February 23, 2006. The potential payouts were performance-based and thus completely at risk. The actual cash bonus paid to each named executive officer for his 2006 performance is reported as Non-Equity Incentive Plan Compensation above in the Summary Compensation Table. In each case, the named executive officers received a bonus in excess of his target amount based on 2006 performance.

(2)	Represents the potential number of restricted shares for each named executive officer that may be issued under the 2006 COIP as approved by the independent directors of the board of directors on February 23, 2006. On February 22, 2007, pursuant to the 2006 COIP, restricted stock was awarded to Mr. Earhart, Mr. Dal Porto and Mr. Talevich in the amounts of 57,937 shares, 38,625 shares and 19,313 shares, respectively.

(3)	Represents the total number of shares of restricted stock earned pursuant to the 2005 COIP and granted on February 23, 2006. Included in the restricted stock awards are shares of restricted stock that were issued to Messrs. Earhart, Dal Porto and Talevich in lieu of a portion of the cash bonuses payable to each under the 2005 COIP. The board of directors determined to issue Messrs. Earhart, Dal Porto and Talevich 36,101, 7,220 and 3,610 shares of restricted stock, respectively, in lieu of cash bonuses of $500,000, $100,000 and $50,000, respectively. These shares of restricted stock are subject to the three-year vesting schedule described below. For Messrs. Earhart, Dal Porto and Talevich: (i) 100,000, 66,667 and 33,333 shares, respectively, are subject to a five-year vesting schedule under which 20% of the shares vest on each anniversary of the grant date until the fifth anniversary of the grant date; (ii) 86,101, 40,553 and 20,277 shares, respectively, are subject to a three-year vesting schedule under which 25% of the shares vest on the first anniversary of the grant date, 25% of the shares vest on the second anniversary of the grant date, and 50% of the shares vest on the third anniversary of the grant date; and (iii) 75,000, 50,000 and 25,000 shares, respectively, are subject to a three-year vesting schedule under which 50% of the shares vest on the second anniversary of the grant date and 50% of the shares vest on the third anniversary of the grant date. In the event of a change in control (as defined in the plan), all restricted stock granted to Messrs. Earhart, Dal Porto and Talevich will immediately vest and all restrictions with respect thereto will immediately lapse.

(4)	Based on the closing price of the Company’s stock on the date of grant, which was $13.85 per share. Grant date fair values of estimated future payouts under equity incentive plan awards are calculated based on the number of shares to be awarded upon achievement of target.

Outstanding Equity Awards at Fiscal Year-End 2006

The following table provides information on the current holdings of stock option and stock awards by the named executive officers as of December 31, 2006. The market value of the stock awards is based on the closing market price of the Company’s common stock as of December 31, 2006, which was $14.95 per share.

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
			Equity					Awards:	Payout
			Incentive					Number of	Value
			Plan				Market	Unearned	of Unearned
			Awards:			Number of	Value of	Shares,	Shares,
	Number of	Number of	Number of			Shares or	Shares or	Units	Units
	Securities	Securities	Securities			Units of	Units of	or Other	or Other
	Underlying	Underlying	Underlying			Stock	Stock	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		That	That	That	That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)(2)	($)

Donald M. Earhart	213,750			2.50	2/5/08			261,101	3,903,460
	120,000			1.04	12/31/08
	23,149	11,574		11.52	1/2/09
	250,000			13.55	1/2/09
	40,366			3.37	12/31/09
	66,766			3.37	12/31/09
	192,000			3.37	12/31/09
	139,500			17.58	1/3/10
	105,000			1.28	1/1/11
	113,282			1.28	1/1/11
	25,000			1.28	1/4/11
James R. Talevich	0	2,025		11.52	1/2/09			78,610	1,175,220
	50,000			13.55	1/2/09
	50,000			17.58	1/3/10
James J. Dal Porto	4,167	2,083		11.52	1/2/09			157,220	2,350,439
	100,000			13.55	1/2/09
	80,000			17.58	1/3/10

(1)	All options listed vest at a rate of 33% per year over the first three years of the five-year option term.

(2)	Vesting schedules of the restricted stock are as follows: For Messrs. Earhart, Dal Porto and Talevich: (i) 100,000, 66,667 and 33,333 shares, respectively, are subject to a five-year vesting schedule under which 20% of the shares vest on each anniversary of the grant date until the fifth anniversary of the grant date; (ii) 86,101, 40,553 and 20,277 shares, respectively, are subject to a three-year vesting schedule under which 25% of the shares vest on the first anniversary of the grant date, 25% of the shares vest on the second anniversary of the grant date, and 50% of the shares vest on the third anniversary of the grant date; and (iii) 75,000, 50,000 and 25,000 shares, respectively, are subject to a three-year vesting schedule under which 50% of the shares vest on the second anniversary of the grant date and 50% of the shares vest on the third anniversary of the grant date. In the event of a change in control (as defined in the plan), all restricted stock granted to Messrs. Earhart, Dal Porto and Talevich will immediately vest and all restrictions with respect thereto will immediately lapse.

Option Exercises and Stock Vested Table in Fiscal Year 2006

The following table provides information regarding stock option exercises by the named executive officers during 2006, including the number of shares acquired upon exercise and the value realized. No restricted stock awards vested for the named executive officers during 2006.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Donald M. Earhart(1)	174,291	1,918,705
James R. Talevich(2)	17,635	161,794
James J. Dal Porto(3)	114,170	1,433,220

(1)	Mr. Earhart exercised the following stock options during 2006: 90,000 stock options on April 25, 2006, with an exercise price of $2.47 and market price of $13.02; 24,291 stock options on July 27, 2006, with an exercise price of $2.47 and market price of $10.38; 20,000 stock options on November 7, 2006, with an exercise price of $2.91 and market price of $14.98; 11,200 stock options on November 8, 2006, with an exercise price of $2.91 and market price of $15.50; and 28,800 stock options on December 5, 2006, with an exercise price of $2.91 and market price of $14.53.

(2)	Mr. Talevich exercised the following stock options during 2006: 3,584 stock options on July 27, 2006, with an exercise price of $2.47 and market price of $10.38; 7,821 stock options on July 27, 2006, with an exercise price of $2.91 and market price of $10.38; 4,051 stock options on July 27, 2006, with an exercise price of $11.52 and market price of $10.38; and 2,179 stock options on December 14, 2006, with an exercise price of $2.91 and market price of $14.81.

(3)	Mr. Dal Porto exercised the following stock options during 2006: 25,000 stock options on November 16, 2006, with an exercise price of $2.47 and market price of $15.29; 15,530 stock options on November 17, 2006, with an exercise price of $2.47 and market price of $14.91; 13,640 stock options on November 20, 2006, with an exercise price of $2.47 and market price of $15.15; 8,544 stock options on December 6, 2006, with an exercise price of $2.91 and market price of $14.61; 20,000 stock options on December 6, 2006, with an exercise price of $2.47 and market price of $14.61; 12,000 stock options on December 13, 2006, with an exercise price of $2.91 and market price of $14.35; and 19,456 stock options on December 14, 2006, with an exercise price of $2.91 and market price of $14.81.

Employment Agreements

Donald M. Earhart.  Mr. Earhart joined us as President and Chief Operating Officer in June 1990 and has been our Chief Executive Officer since July 1990. Upon the commencement of his employment, we entered into a written employment agreement with Mr. Earhart, which agreement was subsequently amended in June 2001 and February 2006. The employment agreement, as amended, is automatically renewed annually unless Mr. Earhart is terminated for good and valid cause by the board of directors. Pursuant to the amended employment agreement, Mr. Earhart receives a minimum base salary, which is subject to adjustment upward by the board of directors and which may not be reduced absent his consent once it is increased, plus a bonus to be determined annually by the board of directors based on attainment of goals set by the board. Mr. Earhart also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. We provide Mr. Earhart with a life insurance policy providing coverage equal to at least two times his annual base salary.

Mr. Earhart’s employment agreement also provides for a severance payment if he is terminated without cause or if he resigns because his job location is transferred without his consent. The severance payment includes a cash payment equal to three times the sum of (i) his annual salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the previous three full fiscal years. In addition, he is entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, together with any and all deferred and unpaid bonus amounts earned by Mr. Earhart prior to his termination. Lastly, all of Mr. Earhart’s outstanding and unvested options, restricted stock and other equity-based awards will immediately become fully vested and, to the extent relevant, exercisable and all of his outstanding options and any stock appreciation rights will remain exercisable for the remainder of their term (but in no event later than the last day prior to the day that any extension would cause such options or stock appreciation rights to become subject to Section 409A of the Internal Revenue Code), and he is entitled to receive three years of continued participation in our group medical insurance programs unless he obtains coverage through another employer. Mr. Earhart’s employment agreement also provides that he is entitled to receive such additional, incremental severance payments for which he would qualify under the terms of his change in control agreement, which is discussed below.

On February 23, 2006, in connection with our efforts to comply with Section 409A of the Internal Revenue Code, the board of directors approved amendments to Mr. Earhart’s employment and change in control agreements. Because Section 409A may subject compensation or benefits paid in connection with an employee’s termination of employment to additional taxes, the amendments to the employment and change in control agreements provide that if, at the time of Mr. Earhart’s termination of employment, he is a “specified employee” (as defined in Section 409A), and one or more of the payments or benefits received or to be received by him pursuant to his employment or change in control agreement would constitute deferred compensation subject to Section 409A, then no such payment or benefit will be provided under the agreement until, generally, six months after the date of his separation from service. In addition, the amendments provide that, with respect to a termination without cause or in the event of a change in control (as defined in the employment and change in control agreements), all forms of unvested, restricted and outstanding equity-based awards (including options, restricted stock and otherwise), not only stock options, immediately and automatically become fully vested, have all restrictions lapse, and (to the extent relevant) become exercisable.

James J. Dal Porto.  Mr. Dal Porto joined us in October 1989 and has been our Executive Vice President and Chief Operating Officer since February 1994. In June 2001, Mr. Dal Porto entered into an amended and restated employment agreement. The employment agreement provides for an initial base salary, which would be subject to adjustment upward by the board of directors, plus a bonus to be determined in accordance with the terms of each year’s management bonus program as reasonably determined by the board of directors. Mr. Dal Porto also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. We provide Mr. Dal Porto with a life insurance policy providing coverage equal to at least two times his annual base salary. Mr. Dal Porto’s employment agreement also provides that he is entitled to a severance payment if he is terminated without cause or if he resigns his employment because his job location is transferred without his prior consent. The severance payment is a cash payment equal to two times the sum of (i) his annual salary plus (ii) an amount equal to the average annual bonus earned by Mr. Dal Porto in the previous three full fiscal years. He is also entitled to receive any bonus, or relevant portion thereof, earned for the fiscal year in which he is terminated. Upon a qualifying termination, Mr. Dal Porto’s unvested and outstanding stock options, restricted stock and other equity-based awards immediately become fully vested and, to the extent relevant, exercisable for their remaining term (but in no event later than the last day prior to the day that any extension would cause such options or stock appreciation rights to become subject to Section 409A of the Internal Revenue Code). He is entitled to receive two years of continued participation in our group medical insurance programs, unless he obtains coverage through another employer. Mr. Dal Porto’s employment agreement also provides that he is entitled to receive such additional, incremental severance payments for which he would qualify under the terms of his change in control agreement, which is discussed below.

On February 23, 2006, the board of directors also approved amendments to Mr. Dal Porto’s employment and change in control agreements. The amendments to the employment and change in control agreements are substantially similar to those approved for Mr. Earhart and provide that if, at the time of Mr. Dal Porto’s termination of employment, he is a specified employee, and one or more of the payments or benefits received or to be received by him would constitute deferred compensation subject to Section 409A, then no such payment or benefit will be provided under the agreement until, generally, six months after the date of his separation from service. In addition, the amendments provide that, with respect to a termination without cause or in the event of a change in control, all forms of unvested, restricted and outstanding stock-based awards (including options, restricted stock and otherwise), not only stock options, immediately and automatically become fully vested, have all restrictions lapse, and (to the extent relevant) become exercisable.

James R. Talevich.  Mr. Talevich joined us in August 2000 as our Chief Financial Officer. Mr. Talevich entered into a written employment agreement that provides that he is entitled to a severance payment if he is terminated without cause, or if he resigns after being asked to accept a significant change in job responsibility that is clearly a demotion, to relocate in order to remain employed or to accept a reduction in salary or benefits. The amount of his severance payment is equal to one-half of his base annual salary. He is also entitled to immediate vesting of all stock options and restricted stock granted up to the time of termination of his employment, with the exercise period for such options being no less than one year from the date of his termination. Amounts payable to Mr. Talevich upon a change in control are generally governed by his change in control agreement, which is discussed below.

On February 23, 2006, the board of directors also approved amendments to Mr. Talevich’s employment and change in control agreements. The amendments to the employment and change in control agreements are substantially similar to those approved for Mr. Earhart and Mr. Dal Porto and provide that if, at the time of Mr. Talevich’s termination of employment, he is a specified employee, and one or more of the payments or benefits received or to be received by him would constitute deferred compensation subject to Section 409A, then no such payment or benefit will be provided under the agreement until, generally, six months after the date of his separation from service. In addition, the amendments provide that, with respect to a termination without cause or in the event of a change in control, all forms of unvested, restricted and outstanding stock-based awards (including options, restricted stock and otherwise), not only stock options, immediately and automatically become fully vested, have all restrictions lapse, and (to the extent relevant) become exercisable.

Change In Control Agreements

Donald M. Earhart.  In June 2001, Mr. Earhart entered into a change in control agreement that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or three years following a change of control, unless Mr. Earhart is terminated for cause or the termination is the result of Mr. Earhart’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of workplace) or his death or disability.

Mr. Earhart’s severance benefits generally consist of either a lump sum cash payment or payments in three equal annual installments (at Mr. Earhart’s election) equal to three times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for three years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Earhart’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Earhart shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Earhart under the change in control agreement is in lieu of any severance payments that he might otherwise receive from us in the event of a change in control; provided, however, that if Mr. Earhart is terminated within 90 days prior to or three years after a change in control as a result of a disability, then Mr. Earhart’s benefits will be governed by his employment agreement. In addition, as described further above, Mr. Earhart’s change in control agreement was amended on February 23, 2006 to, among other matters, comply with Section 409A of the Internal Revenue Code.

James J. Dal Porto.  In June 2001, Mr. Dal Porto entered into a change in control agreement with us that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or two and one-half years following a change of control, unless Mr. Dal Porto is terminated for cause or the termination is the result of Mr. Dal Porto’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of workplace) or his death or disability.

Mr. Dal Porto’s severance benefits generally consist of a lump sum cash payment or payments in three equal annual installments (at Mr. Dal Porto’s election) equal to two and one-half times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two and one-half years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Dal Porto’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Dal Porto shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Dal Porto under the change in control agreement is in lieu of any severance payments that he might otherwise receive from us in the event of a change in control; provided, however, that if Mr. Dal Porto is terminated within 90 days prior to or two and one-half years after a change in control as a result of a disability, then Mr. Dal Porto’s benefits will be governed by his employment agreement. In addition, as described further above, Mr. Dal Porto’s change in control agreement was amended on February 23, 2006 to, among other matters, comply with Section 409A of the Internal Revenue Code.

James R. Talevich.  In June 2001, Mr. Talevich entered into a change in control agreement with us that provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control. The severance benefits are payable if his employment with us is terminated within 90 days prior to or two years following a change of control, unless Mr. Talevich is terminated for cause or the termination is the result of Mr. Talevich’s voluntary resignation (which does not include resignations resulting from a material adverse change in responsibilities, status, compensation, authority or location of workplace) or his death or disability.

Mr. Talevich’s severance benefits generally consist of a lump sum cash payment or payments in three equal annual installments (at Mr. Talevich’s election) equal to two times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two years under our group medical insurance programs unless he obtains coverage through another employer. In addition, Mr. Talevich’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Talevich shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Talevich under the change in control agreement is in lieu of any severance payments that he might otherwise receive from us in the event of a change in control. In addition, as described further above, Mr. Talevich’s change in control agreement was amended on February 23, 2006 to, among other matters, comply with Section 409A of the Internal Revenue Code.

Potential Payments Upon Termination or a Change in Control

The table below reflects the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive officer’s employment. The amount of compensation payable to each named executive officer upon involuntary not-for-cause termination, termination following a change of control and in the event of disability of the executive officer is shown below. The amounts shown assume that such termination was effective as of December 31, 2006 and use the closing price of our common stock as of December 31, 2006 ($14.95), and thus include amounts earned through such time and are estimates of the amounts that would be paid out to the executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of such executive officer’s separation from the Company.

		Involuntary,
		Not For Cause or	Change in
		Voluntary,	Control
		Good Reason	(Qualifying
Name and Principal		Termination	Termination)	Disability
Position	Potential Executive Benefits and Payments	Total ($)	Total ($)	Total $(1)

Donald M. Earhart	Cash Severance(2)	10,454,937	10,454,937	3,438,942
Chairman & CEO	Bonus	912,516	912,516
	Equity
	Stock Awards — Unvested and accelerated(3)	3,903,460	3,903,460
	Stock Options — Unvested and accelerated
	Healthcare, Life & Disability	116,337	116,337
	Tax Gross-ups		5,534,424
	Total	15,387,250	20,921,674	3,438,942
James R. Talevich	Cash Severance(4)	112,500	2,216,464	—
CFO	Bonus		304,172
	Equity
	Stock Awards — Unvested and accelerated(3)	1,175,220	1,175,220
	Stock Options — Unvested and accelerated
	Healthcare, Life & Disability		25,368
	Tax Gross-ups		1,136,099
	Total	1,287,720	4,857,323
James J. Dal Porto	Cash Severance(5)	3,948,410	4,935,513	10,092,229
Executive Vice President & COO	Bonus	608,344	608,344
	Equity
	Stock Awards — Unvested and accelerated(3)	2,350,439	2,350,439
	Stock Options — Unvested and accelerated
	Healthcare, Life & Disability	48,444	60,555
	Tax Gross-ups		2,498,105
	Total	6,955,637	10,452,956	10,092,229

(1)	This column was calculated by multiplying 60% of Total Compensation, as disclosed in the Summary Compensation Table, by the number of years, prorated as of December 31, 2006, until the named executive officer reaches the age 65.

(2)	The net cash severance that Mr. Earhart would receive after taxes, based on a 43.78% tax rate effective December 31, 2006, would be $5,877,766 for either an involuntary, not for cause, voluntary, good reason termination or a qualifying change in control and $1,933,373 for a disability.

(3)	The value of the restricted stock vesting was calculated by multiplying the number of unvested shares on December 31, 2006 by the closing market price of the Company’s common stock as of December 31, 2006, which was $14.95 per share.

(4)	The net cash severance that Mr. Talevich would receive after taxes, based on a 43.78% tax rate effective December 31, 2006, would be $63,248 for an involuntary, not for cause, or voluntary, good reason termination and $1,246,096 for a qualifying change in control.

(5)	The net cash severance that Mr. Dal Porto would receive after taxes, based on a 43.78% tax rate effective December 31, 2006, would be $2,219,796 for either an involuntary, not for cause, voluntary, good reason termination, $2,774,745 for a qualifying change in control and $5,673,851 for a disability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our outstanding common stock as of April 4, 2007 by:

•	each person known by us to beneficially own 5% or more of our common stock;

•	each of our directors and nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

	Number of Shares		Percentage of Shares
	of Common Stock		of Common Stock
Name and Address of Beneficial Owner(1)	Beneficially Owned(2)		Beneficially Owned(3)

Wisconsin State Board of Investment	2,136,392	(4)	8.8%
P.O. Box 7842
Madison, WI 53707
Capital Research and Management Company	1,445,000	(5)	6.0
333 South Hope Street
Los Angeles, CA 90071
Donald M. Earhart	2,089,940	(6)	8.2
John H. Abeles, M.D.	365,000	(7)	1.5
James J. Dal Porto	508,196	(8)	2.1
Jack H. Halperin	38,000	(9)	*
Joel S. Kanter	120,493	(10)	*
Erik H. Loudon	46,000	(11)	*
Henry T. Tai, Ph.D., M.D.	293,440	(12)	1.2
James R. Talevich	239,149	(13)	*
All directors and executive officers as a group (8 persons)	3,700,218	(14)	14.3

*	Less than 1%

(1)	Unless otherwise indicated, the address of each person in this table is c/o I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630.

(2)	The table includes the number of shares underlying options that are exercisable within 60 days after April 4, 2007 and all restricted stock granted prior to April 4, 2007, without regard to restrictions. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to us by such beneficial owners.

(3)	Percentage of ownership is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As of April 4, 2007, there were 24,213,576 shares of our common stock outstanding.

(4)	Based on the information contained in the Schedule 13G filed with the Securities Exchange Commission on February 13, 2007.

(5)	Based on the information contained in the Schedule 13G filed with the Securities Exchange Commission on February 12, 2007 by Capital Research and Management Company and SMALLCAP World Fund, Inc.

(6)	Includes (i) 756,080 shares of common stock held of record by Mr. Earhart, (ii) 33,473 shares of common stock held of record by Mr. Earhart’s spouse, and (iii) 1,300,387 shares of common stock issuable upon the exercise of stock options held by Mr. Earhart which are exercisable within 60 days.

(7)	Includes (i) 345,000 shares of common stock held of record by Northlea Partners, Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest therein) and (ii) 20,000 shares of common stock issuable upon the exercise of stock options held by Northlea Partners, Ltd. which are exercisable within 60 days.

(8)	Includes (i) 321,946 shares of common stock held of record by Mr. Dal Porto and (ii) 186,250 shares of common stock issuable upon the exercise of stock options held by Mr. Dal Porto which are exercisable within 60 days.

(9)	Includes (i) 10,000 shares of common stock held of record by Mr. Halperin and (ii) 28,000 shares of common stock issuable upon the exercise of stock options held by Mr. Halperin which are exercisable within 60 days.

(10)	Includes (i) 40,000 shares of common stock held of record by Mr. Kanter, (ii) 49,493 shares of common stock held of record by Windy City, Inc., a Delaware corporation (“Windy City”), (iii) 1,000 shares of common stock held of record by Mr. Kanter’s spouse, and (iv) 30,000 shares of common stock issuable upon the exercise of options held by Mr. Kanter which are exercisable within 60 days. 49,993 shares of common stock are pledged as security. Mr. Kanter is the President of Windy City and a member of its board of directors. As a result, he has voting and dispositive power as to shares of our stock held by Windy City. Mr. Kanter disclaims any and all beneficial ownership of securities held by Windy City.

(11)	Includes (i) 16,000 shares of common stock held of record by Mr. Loudon and (ii) 30,000 shares of common stock issuable upon the exercise of stock options held by Mr. Loudon which are exercisable within 60 days. 1,500 shares of common stock are pledged as security.

(12)	Includes (i) 272,800 shares of common stock held of record by Dr. Tai, (ii) 640 shares of common stock held of record by Dr. Tai’s spouse, and (iii) 20,000 shares of common stock issuable upon the exercise of stock options held by Dr. Tai which are exercisable within 60 days.

(13)	Includes (i) 137,124 shares of common stock held of record by Mr. Talevich and (ii) 102,025 shares of common stock issuable upon the exercise of stock options held by Mr. Talevich which are exercisable within 60 days.

(14)	In addition to the shares and options beneficially owned by the officers, directors and the immediate family members of such officers and directors, this number includes (i) 49,493 shares of common stock beneficially owned by Windy City and (ii) 365,000 shares of common stock, including options exercisable within 60 days, beneficially owned by Northlea Partners, Ltd.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED
PERSON TRANSACTIONS, INDEMNIFICATION AND LEGAL PROCEEDINGS

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, none of our employees or directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) failed to file on a timely basis reports regarding our securities required by Section 16(a) of the Exchange Act during the year ended December 31, 2006.

Review of Related Person Transactions

Our audit committee reviews all relationships, transactions and arrangements in which the Company and any director, nominee for director, greater than 5% beneficial holder of our stock or any immediate family member of any of the foregoing are participants (“Interested Transactions”) to determine whether such persons have a direct or indirect material interest and whether to approve, disapprove or ratify an Interested Transaction. We have written policies and procedures for monitoring and seeking approval in connection with any Interested Transaction. The chair of the audit committee is authorized to approve or ratify any Interested Transactions with a related party in which the aggregate amount involved is expected to be less than $60,000. Our finance department assists in monitoring Interested Transactions and our audit committee reviews, approves (or disapproves) or ratifies Interested Transactions. In considering whether to approve or ratify an Interested Transaction, the audit committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar terms and conditions and to the extent of the related person’s interest in the Interested Transaction. In addition, our written policy provides that no director shall participate in any discussion or approval of an Interested Transaction for which he or she is a related party, except that the director shall provide all material information concerning the Interested Transaction to the audit committee.

Related Party Transactions

No director, executive officer, nominee for election as a director or any beneficial holder of more than five percent of our outstanding capital stock had any material interest, direct or indirect, in any reportable transaction with us during the 2006 fiscal year, or since the commencement of the current fiscal year, or any reportable business relationship with us during such time.

AUDIT MATTERS

Audit Fees

The following table presents the aggregate fees billed by Deloitte & Touche LLP for services provided during 2006 and 2005:

	2006	2005

Audit Fees	$1,007,320	$964,422
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	671,318	—

Total	$1,678,638	$964,422

Audit Fees.  The fees identified under this caption were for professional services rendered by Deloitte & Touche LLP for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q. The amounts shown also include fees incurred in connection with auditing the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002, and fees for other services that are normally provided by the auditor in connection with statutory and regulatory filings and engagements for the years identified. The amounts shown also include payments for services rendered in connection with fiscal years 2006 and 2005 which were billed in the following fiscal year.

Audit-Related Fees.  No audit-related fees were paid in 2006 or 2005 for assurance and related services related to the performance of the audit or review of our financial statements which were not reported under the caption “Audit Fees.”

All Other Fees.  The fees identified under this caption were for professional services rendered by Deloitte & Touche LLP for the audit of InfuSystem, Inc., our wholly owned subsidiary, in connection with the expected sale of InfuSystem, Inc. to HAPC, Inc.

Approval Policy.  All engagements of the independent registered public accounting firm in 2006 and 2005 were pre-approved by the audit committee. The audit committee has adopted policies and procedures relating to the approval of all services that are to be performed by our independent registered public accounting firm. The pre-approval policy generally provides that we will not engage our independent registered public accounting firm to render any services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specified types of services that we expect our independent registered public accounting firm to provide during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. The audit committee may delegate to a subcommittee or a member of the audit committee the authority to approve any services to be provided to us by our independent registered public accounting firm. Any approval of services by a subcommittee or a member of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.

Report of the Audit Committee

The audit committee has responsibility for overseeing our accounting and financial reporting processes and the audits of our financial statements. During 2006, management completed the testing and evaluation of our system of internal control over financial reporting in accordance with the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder. After the evaluation was completed, management met with the audit committee and reviewed the effectiveness of our internal control over financial reporting. The audit committee also reviewed the report of management contained in the Annual Report on Form 10-K of I-Flow Corporation for the year ended December 31, 2006 and the Report of Independent Registered Public Accounting Firm of Deloitte & Touche LLP included in the Annual Report on Form 10-K related to Deloitte & Touche LLP’s audit of (i) our consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. The audit committee continues to oversee I-Flow Corporation’s efforts related to its internal control over financial reporting and management’s evaluation of the same.

In addition, the audit committee of the board of directors has reviewed and discussed the audited financial statements with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Joel S. Kanter, Chairman
Jack H. Halperin, Esq.
John H. Abeles, M.D.

ADDITIONAL INFORMATION

Other Matters of Business

At the time of the preparation of this proxy statement, our board of directors had not been informed of any other matters that would be presented for action at the annual meeting. If any other matters are properly presented, the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment.

Stockholder Proposals

2008 Annual Meeting Proposals

Stockholders who wish to have proposals considered for inclusion in the proxy statement and form of proxy for our 2008 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this proxy statement no later than December 27, 2007. Any proposal should be addressed to our Corporate Secretary and may be included in next year’s proxy materials only if such proposal complies with our bylaws, as discussed below, and the rules and regulations promulgated by the Securities and Exchange Commission.

Our bylaws further require that stockholder proposals made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the Bylaws. Our bylaws require that a stockholder give our Corporate Secretary timely written notice of any proposal or nomination of a director. To be timely, such written notice must be received by our Corporate Secretary not less than 60 days nor more than 90 days prior to a scheduled annual meeting of stockholders or, if less than 70 days notice or prior public disclosure of the date of the scheduled annual meeting of stockholders is given or made, such written notice must be received by our Corporate Secretary not later than the close of business on the 10th day following the earlier of the date of the first public announcement of the date of such meeting or the date on which such notice of the scheduled meeting was mailed.

Any notice to our Corporate Secretary regarding a stockholder proposal must include, as to each matter the stockholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business; the class and number of shares of our stock that are beneficially owned by the stockholder; and any material interest of the stockholder in such business.

Any notice to our Corporate Secretary regarding a nomination for the election of a director must include: the name and address of the stockholder who intends to make the nomination; the name and address of the person or persons to be nominated; the class and number of shares of our stock that are beneficially owned by the stockholder; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder; such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the board of directors; and the consent of each nominee to serve as a director if so elected.

Incorporation by Reference

The reports of the compensation committee and the audit committee, which appear on pages 20 and 32, respectively, shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

Delivery of Documents to Stockholders Sharing the Same Address

With regard to the delivery of annual reports and proxy statements, under certain circumstances the Securities and Exchange Commission permits a single set of documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, known as “householding,”

reduces the amount of duplicate information received at a household and reduces mailing and printing costs. Even if householding is implemented, each stockholder will continue to receive a separate proxy card or, in the case of shares of stock held in a street name account, a separate voting instruction form.

We have not implemented householding rules with respect to our record holders. However, banks, brokers, and other firms may have instituted householding and this may impact stockholders whose shares are registered in the name of the bank, broker or other firm. If a stockholder received a householding notification from its broker, only one annual report and one proxy statement will be mailed to an address at which two or more stockholders reside unless the stockholder gave instructions to the contrary. If any stockholder residing at such an address wishes to receive a separate annual report or proxy statement, the stockholder should contact his, her or its broker directly. A stockholder may also receive additional copies of our annual report and proxy statement by calling the number listed below under the heading “Availability of Additional Information.” Stockholders residing at the same address who are currently receiving separate annual reports or proxy statements and wish to receive a single set of documents should also contact their brokers directly or call the number listed below under the heading “Availability of Additional Information.”

Availability of Additional Information

Along with this proxy statement, we have provided each stockholder entitled to vote a copy of our 2006 Annual Report (which includes our Annual Report on Form 10-K for our fiscal year ended December 31, 2006). We will provide, without charge, a copy of our 2006 Annual Report and/or our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 upon the written or oral request of any stockholder or beneficial owner of its common stock. Written requests should be directed to the following address: Investor Relations, I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630. Telephonic requests should be directed to (949) 206-2700.

By order of the board of directors,

Donald M. Earhart
Chairman of the Board of Directors
President and Chief Executive Officer

Appendix A

I-FLOW CORPORATION
AMENDED AND RESTATED
2001 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1  Term of Plan. This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

2.2  Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1  Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 7,750,000, subject to adjustment as set forth in Section 3.4, provided, however, that at no time while this Plan is a California Regulated Plan shall the total number of shares issuable upon exercise of all outstanding Awards or other stock options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

3.2  Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3  Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4  Adjustment Provisions.

(a)  Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b)  No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

(c)  Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

(d)  Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)  Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5  Reservation of Shares. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1  Administrator.

(a)  Plan Administration. This Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

(b)  Administration by Committee.

(i)  The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

(ii)  Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Committee, (2) this Plan shall be administered by the Committee, and (3) each of the Committee’s members shall be Non-Employee Directors and in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each of the Committee’s members shall, in addition to being a Non-Employee Director, also be an Outside Director.

4.2  Authority of Administrator.

(a)  Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)  Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

(c)  Procedures. Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3  No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4  Amendments.

(a)  Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

(b)  Award Amendments. The Administrator may at any time and from time to time in its discretion, subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

(c)  Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5  Other Compensation Plans. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, except that on the Effective Date of this Plan, the Company’s 1996 Stock Incentive Plan will be terminated by the Board. This Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6  Plan Binding on Successors. Subject to Section 7.1, this Plan will be binding upon the successors and assigns of the Company.

4.7  References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8  Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9  Governing Law. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10  Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1  Participation in Plan.

(a)  Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

(b)  Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c)  Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2  Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3  Payment For Awards.

(a)  Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(b)  Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.9.

(c)  Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

(d)  No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4  No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

5.5  Restrictions Under Applicable Laws and Regulations.

(a)  Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)  No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6  No Rights or Privileges Regarding Stock Ownership or Specific Assets. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. During any time that this Plan is a California Regulated Plan, the Company will comply with Section 260.140.1 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.7  Nonassignability. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.7, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the succeeding sentence of this Section 5.7, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options and other rights to purchase stock under the Plan that are California Regulated Securities may not be transferred other than by will or the laws of descent and distribution at any time that this Plan is a California Regulated Plan, unless and to the extent that this requirement is waived by the California Commissioner, and Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC): (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer, and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

5.8  Information To Recipients.

(a)  Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided, however, that during any time that this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company at least annually to the extent required by the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

(b)  Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.8(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.8(b)).

5.9  Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.10  Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.11  Effect of Termination of Employment or Service on Awards.

(a)  Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.11(b) Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b)  Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

(c)  Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

(d)  General Cessation. Except as otherwise set forth in this Plan or an Award Document, or a written agreement between the Company and a Recipient, or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.12  Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.12.

5.13  Restrictions on Common Stock and Other Securities. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.14  Limits on Awards to Certain Eligible Persons. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 750,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

ARTICLE VI
AWARDS

6.1  Stock Options.

(a)  Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)  Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted. The exercise price may be greater than or less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided, however, that in no event may the exercise price per share be less than the par value, if any, per share of the Common Stock subject to the Stock Option, and provided further that the exercise price of Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan, if any, may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant, or 110% of the Fair Market Value of the Common Stock as of the date of grant in the case of Stock Options granted to Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

(c)  Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that (i) Stock Options granted to any Recipient other than an officer, director or consultant of the Company or an Affiliated Entity, that are California Regulated Securities granted while this Plan is a California Regulated Plan (if any) will vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, unless and to the extent that this requirement is waived by the California Commissioner, and (ii) exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.11 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)  Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.9 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.9, or any applicable section of or regulation under the IRC.

(e)  Termination of Employment or Service.

(i)  Termination for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, or, with respect to California Regulated Securities, as required by the California Securities Rules while this Plan is a California Regulated Plan (unless waived by the California Commissioner), in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii)  Termination Other Than for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

(A)  any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient’s Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed or in service; and (B) 30 days after the date of termination of employment or service.

(B)  death or Permanent Disability or Retirement, the Recipient’s unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (A) the date such Awards would expire in accordance with their terms had the Recipient remained employed or in service; and (B) six months after the date of termination of employment or service.

(f)  Special Provisions Regarding Incentive Stock Options.  Notwithstanding anything herein to the contrary,

(i)  The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii)  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

(iii)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2  Performance Awards.

(a)  Grant of Performance Award.  The Administrator will determine in its discretion the pre-established, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b)  Payment of Award.  Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

(c)  Maximum Amount of Compensation.  The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $2,000,000.

6.3  Restricted Stock.

(a)  Award of Restricted Stock.  The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse, provided, however, that the Purchase Price (if any) for Restricted Stock that constitutes California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant or purchase, or 100% of the Fair Market Value of the Common Stock as of the date of grant to or purchase by Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

(b)  Requirements of Restricted Stock.  All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i)  No Transfer.  The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii)  Certificates.  The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)  Restrictive Legends.  Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv)  Other Restrictions.  The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares, provided, however, that so long as the Restricted Stock constitutes California Regulated Securities granted while this Plan is a California Regulated Plan, such other conditions shall not be inconsistent with the California Commissioner’s guidelines for options granted to and shares purchases by employees, directors and consultants as set forth in the California Securities Rules Section 260.140.41 and Section 260.140.42.

(c)  Lapse of Restrictions.  The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator, except that the Company’s right to repurchase shares of Restricted Stock that are California Regulated Securities granted or sold to any Recipient, other than an officer, director or consultant of the Company or an Affiliated Entity, while this Plan is a California Regulated Plan (if any) at the Purchase Price (if any) paid by the Recipient to the Company will lapse at the rate of at least 20% per year over five years from the date of grant or sale, unless and to the extent that this requirement is waived by the California Commissioner.

(d) Rights of Recipient.  Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e) Termination of Employment or Service.  Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration. Except in the case of Restricted Stock granted or sold to officers, directors, or consultants of the Company or any Affiliated Entity, in the case of shares of Restricted Stock that are California Regulated Securities granted or sold while this Plan is a California Regulated Plan, the Company must exercise its right to repurchase within 90 days of the termination of employment, and must pay the Purchase Price (if any) in cash or by cancellation of purchase money indebtedness, unless and to the extent that this requirement is waived by the California Commissioner.

6.4  Stock Appreciation Rights.

(a)  Granting of Stock Appreciation Rights.  The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)  SARs Related to Options.

(i)  A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii)  A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

(iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c)  SARs Unrelated to Options.  The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

(d) Limits.  Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

(e) Payments.  Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5  Stock Payments. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6  Dividend Equivalents. The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation a Recipient could receive under the Award is based solely on an increase in value of the underlying shares of Common Stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7  Stock Bonuses. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8  Stock Sales. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9  Phantom Stock. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10  Other Stock-Based Benefits. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
CHANGE IN CONTROL

7.1  Provision for Awards Upon Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.11 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII
DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

“Administrator” means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

“Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“California Commissioner” means the Commissioner of Corporations of the State of California.

“California Regulated Plan” means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and (i) the issuance of Awards and securities underlying Awards is not exempt from qualification under the California Securities Law, and the issuance of securities under the Plan is the subject of a qualification permit issued by the California Commissioner, or (ii) the Company relies upon any exemption imposing comparable requirements to those provided by Section 25102(o) of the California Securities Law to exempt the issuance of securities under this Plan from qualification under the California Securities Law.

“California Regulated Securities” means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

“California Securities Law” means the California Corporate Securities Law of 1968, as amended.

“California Securities Rules” means the Rules of the California Commissioner adopted under the California Securities Law.

“Change in Control” means the following and shall be deemed to occur if any of the following events occurs:

(i)	Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)	At any time that the Company is an Exchange Act Registered Company, Individuals who, as of the effective date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(iii)	Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a Reorganization of the Company with any other person, corporation or other entity, other than:

(A)	a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

(B)	a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(iv)	Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Committee” means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Common Stock” means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

“Company” means I-Flow Corporation, a Delaware corporation.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 17, 2001, which is the date this Plan was approved by the Company’s stockholders.

“Eligible Person” includes directors (including Non-Employee Directors), officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that such consultants and advisors render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Registered Company” means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

“Expiration Date” means the tenth (10th) anniversary of the Effective Date.

“Fair Market Value” of a share of the Common Stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for such trading day on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity which competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or termination for cause or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

“Non-Employee Director” means any director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Outside Director” means an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow,

(b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under an Award is not based solely on an increase in the value of shares of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of preestablished, objective performance goals established in connection with the grant of the Award, including, but not limited to, those preestablished, objective performance goals described in the definition of “Performance Award” above.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this 2001 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means a person who has received an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Retirement” of a Recipient means the Recipient’s resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity without any circumstances that would justify a Just Cause Dismissal of the Recipient.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option or other Award is granted to such individual under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

EXHIBIT A

I-FLOW CORPORATION
2001 EQUITY INCENTIVE PLAN

FORM OF NOTICE OF EXERCISE

I-Flow Corporation
20202 Windrow Drive
Lake Forest, California 92630

Re:  Nonqualified Stock Option [Incentive Stock Option]

Notice is hereby given that I elect to purchase the number of shares (“Shares”) set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

Option Grant Date:

Total Number of Shares Underlying Original Option:

Number of Shares for which Option has been Previously Exercised:

Exercise Price Per Share:

Number of Shares Being Acquired With This Exercise:

A check in the amount of the aggregate price of the shares being purchased [and applicable withholding taxes] is attached.

[I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.]

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2001 Equity Incentive Plan.

(Signature)

(Printed Name of Optionee)

FORM OF STOCK OPTION AWARD CONFIRMING MEMORANDUM

I-Flow Corporation	Optionee: _ _
Option Grant Date: _ _
Number of Shares: _ _
Exercise Price Per Share: _ _
Type of Option (Incentive/Nonqualified): _ _
Stock Option Award Confirming Memorandum	Plan: 2001 Equity Incentive Plan (the “Plan”)

Congratulations! I-Flow Corporation, a Delaware corporation (the “Company”), has elected to grant to you, the Optionee named above, an option to purchase shares of the Company’s Common Stock on the terms and conditions set forth below. Terms not otherwise defined in this Confirming Memorandum will have the meanings ascribed to them in the Plan identified above.

1.  Governing Plan.  Optionee has received a copy of the Plan. This Confirming Memorandum is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Confirming Memorandum, the provisions of the Plan will control.

2.  Grant of Option.  Effective as of the Option Grant Date identified above, the Company has granted to the Optionee a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified above at the Exercise Price Per Share identified above.

3.  Vesting and Exercise of Option.  The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

.	.

4.  No Right to Continued Employment.  This Confirming Memorandum does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written Confirming Memorandum binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

5.  Restrictions on Option Grant.  This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

6.  Termination.  The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

7.  Governing Law.  This Stock Option Grant and the Option will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

IN WITNESS WHEREOF, the Company has executed this Stock Option Award Confirming Memorandum effective as of the Option Grant Date.

I-Flow Corporation,
a Delaware corporation

By:

Name:

Its:

I-FLOW CORPORATION
2001 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

This Stock Option Agreement (“Agreement”) is made effective as of the Option Grant Date set forth below, by and between I-Flow Corporation, a Delaware corporation (“Company”), and            (“Optionee”). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the I-Flow Corporation 2001 Equity Incentive Plan (“Plan”). The parties agree as follows:

1.  Governing Plan.  Optionee has received a copy of the Plan. This Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will control.

2.  Grant of Option.  The Company hereby grants to Optionee as of the Option Grant Date identified below, a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified below at the exercise price per share identified below upon the following terms and conditions:

Option Grant Date:

Type of Option (Incentive/Nonqualified):

Maximum Number of Shares of Common Stock Issuable Upon Exercise of the Option:

Exercise Price Per Share:	$ per share

Expiration Date:

3.  Vesting and Exercise of Option.  The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

.	.

4.  No Right to Continued Employment.  This Agreement does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

5.  Restrictions on Option Grant.  This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

6.  Termination.  The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

7.  Governing Law.  This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made or to be performed wholly within the State of Delaware.

IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Option Grant Date.

The Company:	Optionee:

By: _ _	By: _ _
(Signature)

Name: _ _

Title: _ _
(Printed Name and Title)

I-FLOW CORPORATION
FORM OF RESTRICTED STOCK GRANT

I-Flow Corporation, a Delaware corporation (“Company”), has elected to grant to           (“Grantee”) an award of restricted stock on the terms and conditions set forth below:

1.  Grant of Restricted Stock.  The Company hereby grants to Grantee           (          ) shares of the Company’s common stock (“Granted Stock”), subject to the terms, conditions and restrictions set forth below (“Restricted Stock Grant”). As a condition to this grant, Grantee is required to pay to the Company $      for each share of the Granted Stock that Grantee acquires pursuant to this Restricted Stock Grant (“Acquisition Consideration”). There is no requirement that Grantee acquire all or any portion of the Granted Stock; provided, however, that Grantee may purchase no fewer than One Hundred (100) shares at any one time unless Grantee purchases all remaining shares of Granted Stock.

2.  Restrictions on the Granted Stock.  Any Granted Stock acquired by Grantee will be subject to the following restrictions:

(a)	No Transfer. The shares of Granted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions set forth in Section 2(b) are removed or expire as provided in Section 2(c), and any additional requirements or restrictions contained in this Restricted Stock Grant have been satisfied, terminated or expressly waived by the Company in writing.

(b)	Restrictions. In the event Grantee’s service as an employee of the Company terminates for any reason, the Company will have the right, which must be exercised not later than ninety (90) days following such termination, to buy, for cash and at the price per share that Grantee paid to the Company, all shares of Granted Stock acquired hereunder that are, at the date of such termination, still subject to the vesting restrictions imposed under this Section 2.

(c)	Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 2 will expire and be removed, and the shares of Granted Stock acquired by Grantee under this Restricted Stock Grant will vest, in accordance with the following rules:

(i)	The restrictions imposed under Section 2(b) above will lapse and be removed at the rate of (“Vesting Schedule”).

(ii)	In the event that Grantee’s employment with the Company is terminated for any reason before Grantee is fully vested in the Granted Stock, the restrictions imposed under Section 2(b) will expire and be removed if the Company does not elect to repurchase the Granted Stock within ninety (90) days of such termination.

3.  Voting and Other Rights.  Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 2, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Granted Stock Grantee purchased, including without limitation the right to vote such Granted Stock and the right to receive all dividends or other distributions with respect to such Granted Stock. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account.

4.  Expiration of Restrictions.  As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Granted Stock as provided in Section 2, the Company will release the certificate(s) representing such Granted Stock to Grantee, provided that (a) Grantee has paid to the Company, by cash or check, the Acquisition Consideration and an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account, or otherwise made arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Granted Stock will not be sold other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements of such Act; (ii) in compliance with all applicable state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Plan.

5.  Section 83(b) Election.  Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee’s gross income the amount by which the fair market value (as of the date of acquisition) of the Granted Stock Grantee acquired exceeds the Acquisition Consideration only if, prior to making any such election, Grantee (i) notifies the Company of Grantee’s intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A, and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee’s account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

6.  Merger, Consolidation or Reorganization.  In the event of a merger, consolidation or other reorganization of the Company in which the Common Stock of the Company is exchanged for cash, securities or other property (“Exchange Consideration”), Grantee will be entitled to receive a proportionate share the Exchange Consideration in exchange for the Granted Stock Grantee acquired; provided, however, that Grantee’s share of the Exchange Consideration shall be subject to the vesting restrictions imposed under Section 2, unless the Board of Directors, in its discretion, accelerates the Vesting Schedule.

7.  No Right to Continued Employment.  This Restricted Stock Grant does not confer upon Grantee any right to continue as an employee of the Company or an Affiliated Entity, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Grantee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Grantee’s employment by the Company or an Affiliated Entity is “at will.”

8.  No Assignment.  Neither this Restricted Stock Grant nor any rights granted herein are assignable by Grantee.

9.  Governing Law.  This Restricted Stock Grant will be governed by and construed in accordance with the laws of the State of Delaware.

10.  Governing Plan.  This Restricted Stock Grant is subject in all respects to the applicable provisions of the Company’s 2001 Equity Incentive Plan (“Plan”), which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Restricted Stock Grant, the provisions of the Plan shall control. Terms not otherwise defined in this Restricted Stock Grant shall have the meanings ascribed to them in the Plan.

COMPANY	OPTIONEE

I-Flow Corporation,

By: _ _	By: _ _
(Signature)	(Signature)

(Printed Name and Title)	(Printed Name and Title)

EXHIBIT A
to Restricted Stock Grant

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
IN GROSS INCOME IN YEAR OF TRANSFER
INTERNAL REVENUE CODE § 83(b)

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below, and supplies the following information in accordance with the regulations promulgated thereunder:

1.	Name, address and taxpayer identification number of the undersigned: Taxpayer I.D. No.: _ _

2.	Description of property with respect to which the election is being made:

             shares of Common Stock of I-Flow Corporation, a Delaware corporation (the “Company”)

3.	Date on which property was transferred: _ _

4.	Taxable year to which this election relates: _ _

5.	Nature of the restrictions to which the property is subject:

If the taxpayer’s service as a _ _ of the Company terminates for any reason before the Common Stock vests, the Company will have the right to repurchase the Common Stock from the taxpayer at $ _ _ per share. The Common Stock vests according to the following schedule:

The Common Stock is non-transferable in the taxpayer’s hands, by virtue of language to that effect stamped on the stock certificate.

6.	Fair market value of the property:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the property with respect to which this election is being made is $           per share.

7.	Amount paid for the property:

The amount paid by the taxpayer for said property is $           per share.

8.	Furnishing statement to employer:

A copy of this statement has been furnished to

Date: _ _
Signature

Printed Name

I-FLOW CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Donald M. Earhart and James J. Dal Porto, and each of them individually, as proxies, each with power of substitution, to vote and otherwise represent all of the shares of common stock of I-Flow Corporation held by record by the undersigned on April 4, 2007 at the Annual Meeting of Stockholders to be held on Thursday, May 24, 2007, and any adjournment or postponement thereof, as indicated below the like effect as if the undersigned were personally present and voting upon the following matters.
(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF
I-FLOW CORPORATION
May 24, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê     Please detach along perforated line and mail in the envelope provided.   ê
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of two Class II directors named below to serve until the annual meeting of stockholders to be held in the year 2010 and until their successors have been duly elected and qualified.
							FOR	AGAINST	ABSTAIN
					2.	Re-approval of the material terms of the performance goals of the I-Flow Corporation 2001 Equity Incentive Plan.	☐	☐	☐

					3.	Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of I-Flow Corporation for the fiscal year ending December 31, 2007.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	JOEL S. KANTER ERIK H. LOUDON		4.	In their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

This proxy when properly executed will not be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the above-named nominees and FOR proposals 2 and 3. This proxy confers discretionary authority with respect to matters not known or determined at the time of mailing the notice of annual meeting and the enclosed proxy statement.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein. All other proxies heretofore given by the undersigned to vote shares of common stock of I-Flow Corporation are expressly revoked.

Please sign and return this proxy. The giving of this proxy will not affect your right to vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. You may submit a later dated revocation or amendment to this proxy to the corporate Secretary of the Company on any of the issues set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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